UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A
(Rule 14a-101)

__________________________________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material under §240.14a-12.

Circle8 Group Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT-SUBJECT TO COMPLETION
DATED OCTOBER 22, 2026

Circle8 Group Inc.

270 Sylvan Avenue, Suite 2230
Englewood Cliffs, New Jersey 07632

November [•], 2026

Dear Circle8 Group Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Circle8 Group Inc. (the “Company”) which will be held on December 10, 2026 at 10:00 A.M. (Eastern Time). You will be able to attend the Annual Meeting, vote your shares of common stock and submit your questions at such meeting via a live webcast available at: www.meeting.vstocktransfer.com/Circle8Dec26. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the internet. No physical meeting will be held.

Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you will receive via electronic mail and in this Proxy Statement. We have also made available a copy of our 2025 Annual Report on Form 10-K to Stockholders (the “Annual Report”) with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need. If you want more information, please visit the Annual Stockholders Meeting section of our website at www.circle8group.com/investors.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote over the internet, or you also may vote by mailing a proxy card. Please review the instructions on the proxy card regarding your voting options.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER SOLICITATION MATERIALS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION

This Proxy Statement and other solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by shareholders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from the Company by directing a request to the Company at its main office at 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632. Such materials are also available at www.meeting.vstocktransfer.com/Circle8Dec26.

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, whether or not you plan to attend the meeting, please vote your shares as promptly. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received via electronic mail or your enclosed proxy card. Your participation will help to ensure the presence of a quorum at the Annual Meeting and save the Company the extra expense associated with additional solicitation. If you hold your shares through a broker, bank or other nominee, your broker, bank or other nominee is not permitted to vote on your behalf to vote on your behalf in the election of directors (Proposal 1); to approve a proposal to authorize the board of directors of the Company (the “Board”), to file an amendment to our certificate of incorporation, to effect a reverse stock split of our issued and outstanding Common Stock at a ratio to be determined by the Board (Proposal 2) or to approve the Company’s 2026 omnibus equity incentive plan (Proposal 3), unless you provide specific instructions to your broker, bank or other nominee by completing and returning any voting instruction form that your broker, bank or other nominee provides or following instructions that allow you to vote your broker-held shares via the internet. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your shares during the Annual Meeting.

PRELIMINARY PROXY STATEMENT-SUBJECT TO COMPLETION
DATED OCTOBER 22, 2026

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2026

To the Stockholders of Circle8 Group Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Circle8 Group Inc. (the “Company”) will be held on December 10, 2026, at 10:00 A.M. (Eastern Time). You will be able to attend the Annual Meeting, vote your shares of common stock, and submit your questions at such meeting via a live webcast available at: www.meeting.vstocktransfer.com/Circle8Dec26. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the internet. No physical meeting will be held.

1.      To elect six directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

2.      To approve a proposal to authorize the board of directors of the Company (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our certificate of incorporation, to effect a reverse stock split of our issued and outstanding Common Stock at a ratio to be determined by the Board, ranging from one-for-5 to one-for-10 (or any number in between), with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 10, 2028, when the authority granted in this proposal to implement the reverse stock split would terminate (the “Reverse Stock Split Proposal”); (Proposal 2);

3.      To approve the Company’s 2026 omnibus equity incentive plan (Proposal 3);

4.      To ratify the appointment of the Company’s independent registered public accounting firm (Proposal 4);

5.      To transact such other business as may properly come before the Annual Meeting (including any adjournments or postponements thereof).

Only stockholders of record at the close of business October 12, 2026 are entitled to receive the notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

If you wish to attend the virtual meeting, please register in advance at: www.meeting.vstocktransfer.com/Circle8Dec26.

Your Board of Directors believes that the election of the nominees specified in the accompanying Proxy Statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and accordingly, unanimously recommends a vote “FOR” such nominees. The Board of Directors also recommends that you vote “FOR” the approval of the Reverse Stock Proposal. “FOR” the approval of the Company’s 2026 omnibus equity incentive plan and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm.

By Order of the Board of Directors,
November [•], 2026	/s/ Guus Franke
Guus Franke
Chief Executive Officer

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and our 2025 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for fiscal year ended December 31, 2025, will be available at https://www.circle8group.com/investors.

i

CIRCLE8 GROUP INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2026
GENERAL INFORMATION

Our Board of Directors (the “Board”) solicits your proxy on our behalf for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Circle8 Group Inc. and at any postponement or adjournment of the Annual Meeting for the purposes set forth in this Proxy Statement and the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”). The Annual Meeting will be held at 10:00 A.M. (Eastern Time) on December 10, 2026. You will be able to attend the Annual Meeting, vote your shares of common stock and submit your questions during the Annual Meeting in a live webcast available at www.meeting.vstocktransfer.com/Circle8Dec26. The Annual Meeting will be a completely virtual meeting of stockholders which will be conducted exclusively by webcast on the internet. No physical meeting will be held.

In this Proxy Statement the terms “Circle8 Group”, the “Company”, “we”, “us”, and “our” refer to Circle8 Group Inc. The address and telephone number of our principal executive offices is Circle 8 Group Inc., 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632, telephone: (201) 899-4470. This Proxy Statement, the accompanying proxy card and our 2025Annual Report and the Notice of Internet Availability will be first sent on or about November [•], 2026, to all stockholders of record as of October 12, 2026 and will be available online at www.meeting.vstocktransfer.com/irhlogin1-Circle8 Group Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 10, 2026

This Proxy Statement, the Company’s 2025 Annual Report on Form 10-K and the Notice of Internet Availability are being mailed electronically to stockholders of record as of the close of business on October 12, 2026, and will also be available for review on the internet at https:meeting.vstocktransfer.com/Circle8Dec26.

Record Date	Only stockholders of record of the Company’s common stock at the close of business on October 12, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting.
Quorum

A one-third (33 1/[3]%) in interest of the shares of Common Stock issued and outstanding entitled to vote on the Record Date must be present in person at the Annual Meeting or represented by proxy to constitute a quorum.

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum.

Shares Outstanding	As of the Record Date there were 117,494,585 shares of Circle8’s common stock issued and outstanding.
Shareholders of Record/Beneficial Owners

If your shares are registered directly in your name with VStock Transfer, LLC, the Company’s transfer agent, you are a shareholder of record with respect to those shares. If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name”. As a beneficial owner, you have the right to instruct your brokerage firm, bank or other nominee how to vote your shares. Most individual shareholders are beneficial owners of shares held in “street name”.

Voting

Each share of Circel8 common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date (October 12, 2026) are entitled to vote at the Annual Meeting.

There are two ways a stockholder of record can vote:

(1)    By Internet: you may vote over the internet by following the instructions provided. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive via electronic mail or your enclosed proxy card; and

(2)    By Mail: you may complete, sign and return the accompanying proxy card, in the postage-paid envelope provided.

If your shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the shares. Beneficial owners of shares who wish to attend the Annual Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your shares and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other nominee, you must submit a copy of your legal proxy reflecting the number of your shares along with your name and e-mail address, as well as a voting document indicating how to vote your shares to; vote@vstocktransfer.com. Legal proxies should be received no later than one (1) business day prior to the meeting date.

Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Revoking Your Proxy

Stockholders of record may revoke their proxies at any time before the voting is closed at the Annual Meeting. You may revoke your proxy by attending the Annual Meeting and voting, by filing an instrument in writing revoking your proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is closed at the Annual Meeting, or by voting again using the internet before the cutoff time (your latest Internet proxy is the one that will be counted). If you hold shares through a bank, broker or other nominee, you may revoke any prior instructions by contacting that organization.

Votes Required to Adopt Proposals and Abstentions and Broker Non-Votes

The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes. If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposal listed below:

Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
(1) Election of Directors

Each director shall be elected by a plurality of the votes (greatest number of votes FOR) of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

		No effect on this proposal	No effect on this proposal

Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
(2) The Reverse Stock Split Proposal	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(3) The approval of the Company’s 2026 omnibus equity incentive plan	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	No effect on this proposal
(4) The ratification of the appointment of the Company’s independent registered public accounting firm	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote.	Counted as “against”	Not applicable since brokerage firms or banks have discretionary authority to vote on this proposal
Effect of Not Casting Your Vote

If you are a beneficial owner and hold your shares in street name and want your shares to count in the election of directors (Proposal 1), approval of the Reverse Split Proposal (Proposal 2), the approval of the Company’s 2026 omnibus equity incentive plan (Proposal 3) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4), you will need to instruct your broker, bank or other nominee how you want your shares voted. If you hold your shares in street name and you do not instruct your brokerage firm, bank or other nominee how to vote in the election of directors (Proposal 1), the Reverse Split Proposal (Proposal 2), the approval of the Company’s 2026 omnibus equity incentive plan (Proposal 3), no vote will be cast on your behalf on any of these proposals for which you did not provide voting instructions. Your brokerage firm, bank or other nominee will only have the discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4).

If you are a shareholder of record and do not return your proxy or attend the Annual Meeting, your shares will not be considered present at the Annual Meeting for voting purposes or determining whether we have a quorum and no vote will be cast for your shares at the Annual Meeting.

Effect of Abstentions and Broker Non-Votes

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal 4, the ratification of the appointment of the Company’s independent registered public accounting firm, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted on the election of directors (Proposal 1), the Reverse Split Proposal (Proposal 2) or the approval of the Company’s 2026 omnibus equity incentive plan (Proposal 3).

Voting Instructions

If you complete and submit your proxy voting instructions, the persons appointed by the Board as proxies (the persons named in the proxy card) will vote your shares as instructed. If you submit your proxy card but do not direct how your shares should be voted on each item, the persons named as proxies by the Board will vote FOR the election of the nominees for directors named in this proxy statement, FOR the approval of the Reverse Stock Proposal, FOR the approval of the Company’s 2026 omnibus equity incentive plan, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm, and The persons named as proxies will vote on any other matters properly presented at the Annual Meeting, or any postponement or adjournment thereof, in accordance with their best judgment, although the Board is not aware of any other matters other than those set forth in the Proxy Statement that will be presented for voting at the Annual Meeting.

Tabulating the Vote	Votes will be counted and certified by one or more Inspectors of Election who are expected to be an employee of VStock Transfer LLC, the transfer agent for the Company’s common stock.
Voting Results

We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Solicitation/Costs

We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director’s earlier resignation or removal. The Company’s Board of Directors has fixed the number of members of the Board of Directors at six members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the six persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve (or for whatever reason declines to serve) at the time of the Annual Meeting, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. All of the persons named below are presently members of the Company’s Board of Directors and have indicated to the Board of Directors of the Company that they will be available to serve.

All nominees have been recommended by the Company’s Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company. Also included below the table is information each director has given us about all positions he or she holds, the director’s principal occupation and business experience for at least the past five years, and the names of other publicly held companies of which he or she currently serves as a director or has served as a director during at least the past five years. In addition to the information presented below regarding each director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Circle8 and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Guus Franke	51	Executive Chairman of the Board and Chief Executive Officer	January 23, 2026
Jeffrey Jagid	57	Director and President	June 18, 2024
Robert B. Machinist	73	Director	June 18, 2024
Jeff Kurtz	58	Director	June 25, 2024
David Solimine	46	Director	June 25, 2024
David Pfeffer	67	Director	June 25, 2024

Guus Franke has served as Executive Chairman of the Board since January 23, 2026, and Chief Executive Officer of the Company since June 29, 2026. He has been the founder and sole owner of Axiom GmbH (“Axiom”) since 2018. Axiom provides M&A advisory, full services transaction support including corporate finance and private omnibus equity strategy. Axiom is an investment platform designed to hold, acquire and scale the next layer of global digital economy. Through Axiom, Mr. Franke founded Circle8 Group as a pan-European platform for AI talent, compliance-grade consultancy (cloud, IT migration, AI and Cyber) and workforce execution for highly regarded sections. Prior to forming Axiom and Circle8 Group, from 2020 to 2021, Mr. Franke was Managing Director, Riverrock European Capital Partners LLP, where he was responsible for the European AR and Syndicate SSL strategy. From 2018 to 2020, Mr. Franke was co-founder of Pilatus AG, an investment platform where he was responsible for deal sourcing, performance management, syndication and deal coordination. From 2014 to 2018 he was co-founder of Nedfact, an investment structure and debt advisor. From 2011 to 2014 he was a partner at a Tier 1 sponsor firm, responsible for M&A and debt structuring. Prior thereto, he was a KPMG Partner, Private Corporate Finance.

Jeffrey Jagid was elected to serve as our Chief Executive Officer and a Director upon completion of the Lyneer Merger on June 18, 2024. On June 29, 2026, Mr. Jagid transitioned from Chief Executive Officer of the Company to President of the Company. Prior to joining the Company, he served as CEO of Atlantic Acquisition Corp since February 1, 2023. He was elected Interim Chairman of the Board on March 30, 2025. He is a results-producing business executive with a strong track record of optimizing revenue and profitability within a global organization. He has demonstrated success building and leading businesses at all stages of growth.

Prior to joining Atlantic, Mr. Jagid was a director of ThinkEco Inc. since 2014 and became that company’s Chairman and Chief Executive Officer in 2017. Prior to joining ThinkEco, Mr. Jagid held various management positions at I.D. Systems, Inc. (Nasdaq: IDSY), including Chief Executive Officer and Chairman of the Board of Directors. Under Mr. Jagid’s leadership, I.D. Systems was named by Deloitte as one of North America’s fastest growing technology companies in 2005, 2006 and 2012. During his tenure at I.D. Systems, Mr. Jagid was named as a finalist for the Deloitte Entrepreneur of the Year award. Under Mr. Jagid’s leadership, I.D. Systems became a leading global provider of wireless IoT based technology solutions for securing, managing, and tracking high-value enterprise assets. He has been awarded 14 patents in wireless communications, mobile data, asset tracking, and connected car technology. Among his other achievements, he led that company’s initial public offering, as well as several other capital raises totaling nearly $100,000,000.

From 2001 to June 2014, Mr. Jagid also served on the board of directors of Coining Technologies, Inc., a privately-held company in the coining, forming, drawing, and piercing of specialty metals, mass-producing close-tolerance complex parts quickly and cost-effectively.

Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. He is member of the Bar of the States of New York and New Jersey.

Robert B. Machinist was elected to our Board of Directors upon the completion of the Lyneer Merger on June 18, 2024. He had served as Chairman of the Board of Atlantic Acquisition Corp. since its formation in October 2022. He previously served as Chief Executive Officer and Chairman of the Board of Troika Media Group (Nasdaq: TRKA) from March 2018 until May 2022. On December 7, 2023, Troika and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the United States Code in the U.S. Bankruptcy Court for the Southern District of New York. Mr. Machinist has extensive experience both as a principal investor/operator in a broad range of businesses as well as an owner-operator of diversified investment banking operations. He has been the Vice Chairman of Pyrolyx A.G. (S26.DU), the first environmentally-friendly and sustainable method of recovering high-grade carbon black from end-of-life-tires. Most recently, he has been Chairman and an original founding Board member of CIFC Corp. (Nasdaq: CIFC), a publicly-listed credit manager with over $14.0 billion of assets under management, which was sold in December 2016. In addition, he has been Chairman, Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which was sold to Houlihan Lokey in 2016. He has also been a partner of Columbus Nova, a leading private investment fund. He runs a private family investment company, the activities of which include The Collectors Car Garage and a number of real estate development businesses.

Mr. Machinist previously served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. Mr. Machinist was also previously president and one of the principal founders of Patricof & Co. Capital Corp. (APAX Purchasers) and its successor companies.

He is currently Vice-Chairman of the Maimonides Medical Center, serves on its Board of Directors, is Chairman of its Investment Committee and a member of its various other Board of Overseers for the Albert Einstein College of Medicine. Most recently, he has been Chairman of the American Committee for the Weizmann Institute of Science as well as a member of its Board of Directors and presently serves on its International Board of Governors and its Executive Committee. He has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing the College’s Endowment. He is currently a board member of ECD Autodesign (Nasdaq: ECDA).

Mr. Machinist earned a Bachelor of Arts in Philosophy and Chemistry from Vassar College in Poughkeepsie, New York. He undertook graduate work in biochemistry at the Weizmann Institute of Science in Rehovot, Israel. We believe Mr. Machinist’s broad entrepreneurial, financial and business expertise and his experience with growth companies give him significant qualifications and skills to serve as Vice Chairman of our board of directors following the Merger.

Jeff Kurtz was elected to our board of directors upon the completion of the Lyneer Merger, on June 18, 2024. Since 1991, he has been the President of The Kamson Corporation, which currently owns and operates over 100 investment properties in the Northeast. Currently, he oversees extensive rehabilitation projects among over 100 projects and is presently involved in several building projects consisting of multifamily apartments, hi-rise buildings, and mixed-use properties which have retail and apartment components. In the past, Mr. Kurtz has built multifamily units for sale along with other building projects. Mr. Kurtz personally owns or is a general partner and/or manages, through the Kamson Corporation, a New Jersey corporation, 14,000+ apartments, in addition to office buildings and shopping centers. A graduate of the University of Miami, Mr. Kurtz is a member of the 1987 National Championship Football Team at the University of Miami. He continues as an active member of the university alumni. For the past 20 years, Mr. Kurtz has been on the Board of the Hope & Heroes Children’s Cancer Fund golf event and chairs this outing each year.

We believe Mr. Kurtz’s broad entrepreneurial, financial and business expertise and his experience give him the qualifications and skills to serve as a director of our company.

David Solimine was elected to our board of directors upon the completion of the Lyneer Merger, on June 18, 2024. Mr. Solimine is the President & Chief Executive Officer of Kore Insurance Holdings, LLC., a privately-owned high-volume insurance agency established in 2012 with offices in New Jersey and Florida. He plays an integral part in providing a competitive insurance product with the utmost level of professional service to meet client satisfaction in all aspects. Prior thereto, from 2001-2008, Mr. Solimine was a principal, as well as the President of Sales and Marketing for EMAR Group, Inc., when it was acquired by Wells Fargo Insurance Services. Thereafter, while at Wells Fargo, he remained the largest Insurance Sales Producer on the East Coast for many consecutive years. He also served as Head of Marketing for Princeton Securities from 1999-2001. Mr. Solimine holds a Bachelor of Science in Business/Economics from Brown University. He is Property and Casualty Insurance Licensed throughout the United States.

We believe Mr. Solimine’s extensive business and financial experience in the insurance industry, in particular dealing with employment related issues, makes him qualified to serve on our board of directors.

David Pfeffer has served as a member of our board of directors since September 2018 and is currently our Audit Committee Chairman. He retained these positions upon the completion of the Lyneer Merger, June 25, 2024. Mr. Pfeffer has over 30 years of experience in diverse roles in financial services; leading companies, developing and executing strategy, building businesses up from the ground floor and driving innovation to grow in today’s ultra-competitive and dynamic global economy. Mr. Pfeffer is currently CEO of Brick Citi Capital, LLC, an investment services and business advisory firm founded in 2019. Previously, he was Executive Vice President and Chief Financial Officer of Oppenheimer Funds, a global asset manager, from 2004 to 2019. He was a Management Director on the Oppenheimer Funds, Inc. board and President of Oppenheimer Funds Harbourview Asset Management. From 2009 to 2019, Mr. Pfeffer served as an Independent Director at ICI Mutual Insurance Co., including a role as Audit Committee Chairman. From 2000 to 2004, Mr. Pfeffer worked as Institutional Chief Financial Officer and Director at Citigroup Asset Management. Mr. Pfeffer was at J.P. Morgan from 1984 to 2000, where he gained significant international experience serving as Chief Financial Officer and Director of JPM Brazil for five years in São Paulo and supported JPM’s international businesses during his 16 year tenure there. Mr. Pfeffer worked as a public accountant at Ernst & Whinney from 1981 to 1984. Mr. Pfeffer is a Certified Public Accountant, a Chartered Global Management Accountant and has his FINRA Series 99 Operations Professional license. He graduated Cum Laude from the University of Delaware with a B.S. in Accounting.

We believe Mr. Pfeffer’s experience in corporate governance and capital markets qualifies him to continue to serve on our board of directors.

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the Nasdaq Capital Market under the symbol “CIRC.” The following directors, David Pfeffer, Jeff Kurtz, Robert Machinist and David Solimine, are considered independent board members as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in compliance with the standard of independence in Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Board Leadership Structure

Jeffrey Jagid, our President, and Guus Franke, our Chief Executive Officer, are the two officers who serve on our Board of Directors. The Company does not have a lead independent director. All other members of our Board of Directors are independent and all members of Board committees are independent. The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

We will take steps to ensure that adequate structures and processes are in place to permit our board of directors to function independently of management. The directors will be able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

Our board of directors, as a whole, and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our Chief Executive Officer and Chief Financial Officer, who report directly to our board of directors and who supervise day-to-day risk management.

Board Oversight of Risk

With respect to the oversight of the Company’s risk, the Company’s executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company’s overall strategy.

We face a number of risks, including those described under Part I, Item IA — Risk Factors in our Annual Report on Form 10-K. Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect our corporate strategy, business objectives, compliance, operations, and the financial condition and performance. Our board of directors focuses its oversight on the most significant risks facing us and, on our processes, to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Meetings of the Board of Directors and Audit Committee

During the year ended December 31, 2025, our Board held five (5) meetings (including regularly scheduled and special meetings), and no director attended fewer than 80% of the total number of meetings of the board of directors and the committees of which he was a member. In addition, during the year ended December 31, 2025, our board of directors acted by unanimous written consent on 2 occasions.

The Audit Committee held three (3) meetings during the year ended December 31, 2025. During 2025, each of the Audit Committee’s members attended at least (80%) percent of the total number of meetings of the committee.

Although we do not have a formal policy regarding attendance by our Board of Directors at an Annual Meeting of Stockholders we encourage, but do not require, directors to attend.

Board Committees — Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee

Our Board of Directors currently has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.

Our Board of Directors has separately designated the Audit Committee’s members in accordance with Section 3(a)58(A) of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules, consisting of David Pfeffer, who is the chair of the committee, Jeff Kurtz and David Solimine.

Messrs. Pfeffer, Kurtz, Machinist and Solimine qualify as “independent” as independent for audit committee members is defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and Rule 4200(a)(15) of the NASDAQ Marketplace Rules. David Pfeffer qualifies as an audit committee financial expert under applicable SEC rules.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (1) the financial reporting and accounting processes of the Company, and (2) the financial statements audits of the Company. The Committee also prepares a written report to be included in the annual proxy statement of the Company pursuant to the applicable rules and regulations of the SEC.

Our Board of Directors has designated the Nominating and Corporate Governance Committee, consisting of David Solimine, who is the chair of the committee, and Jeff Kurtz. The Board has determined that each of the directors are independent members pursuant to the definition of independence under Rule 5605(a)(2) of the Nasdaq Stock Market, based on an evaluation of the relationships between the Company and each of the members.

The purposes and powers of the Nominating and Corporate Governance Committee shall be to: (1) identify potential qualified nominees for director and recommend to the Board for nomination candidates for the Board, (2) develop the Company’s corporate governance guidelines and additional corporate governance policies, and (3) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee.

Our Board of Directors has designated the Compensation Committee, consisting of David Solimine, who is the chair of the committee, and Jeff Kurtz. The Board has determined that Messrs. Kurtz and Solimine are independent members and eligible to serve on the Compensation Committee, pursuant to the definition of independence under Rule 5605(a)(2) and based on evaluations and considerations conducted in accordance with Rule 5605(d)(2) of the Nasdaq Listing Rules. Additionally, the Board has determined that Messrs. Kurtz and Solimine are non-employee directors, pursuant to the definition thereof in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The purposes and powers of the Compensation Committee shall be to: (1) review and approve the compensation of the executive officers of the Company and such other employees of the Company as are assigned thereto by the Board and to make recommendations to the Board with respect to standards for setting compensation levels, (2) administer the incentive compensation plans (including equity-based plans and non-equity based plans) of the Company, and (3) exercise such other powers and authority as are set forth in a charter of the Compensation Committee.

Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee has a charter, which are available on our website at: https://www.Circle8Group.com,investors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2025 all reports were filed on a timely basis.

Anti-Hedging and Anti-Pledging Policies

No Director, officer or employee of Circle8 Group or its subsidiaries or, to the extent practicable, any other person (or their associates) in a special relationship (within the meaning of applicable securities laws) with Circle8 Group, may, at any time, purchase financial instruments, including prepaid variable forward contracts, instruments for the short sale or purchase or sale of call or put options, equity swaps, collars, or units of exchangeable funds that are based on fluctuations of Circle8 Group’s debt or equity instruments and that are designed to or that may be reasonably be expected to have the effect of hedging or offsetting a decrease in the market value of any securities of Circle8 Group.

Any violation of this Policy will be regarded as a serious offence. Anyone violating this Policy will be subject to disciplinary action which may include, but is not limited to, termination of employment and/or restrictions on future participation in Circle8 Group’s incentive equity plans. This policy may be amended by the Board from time to time. Changes to this policy will be communicated to all persons to whom this Policy applies.

Code of Ethics

We have adopted a Code of Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Copies of our Code of Ethics can be obtained, without charge, upon written request addressed to:

Circle8 Group Inc.

270 Sylvan Avenue, Suite 2230

Englewood Cliffs, New Jersey 07632

Attention: General Counsel

Additionally, a current copy of the code and all disclosures that are required by law or Nasdaq Marketplace Rules concerning any amendments to, or waivers from, any provision of the code is posted on our website located at www.Circle8.com/investors.

Insider Trading Policies and Procedures

We have adopted insider trading policies and procedures governing the purchase, sale and/or other disposition of our securities by directors, officers, employees and consultants (who have access to material non-public information) or us, that are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and listing standards applicable to us. Under this policy, all of our officers, employees, non-employee directors and consultants who are in possession of material non-public information are prohibited from trading in the Company’s securities, except for trades made pursuant to plans approved by our compliance officer and counsel in accordance with insider trading policy that are intended to comply with rule 10b5-1 under the Exchange Act.

Stockholders Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Circle8 Group Inc., c/o Corporate Secretary, 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632. Stockholders should identify their communication as being from an Circle8 Group’s stockholder. Our Corporate Secretary may require reasonable evidence that the communication or other submission is made by an Circle8 Group’s stockholder before transmitting the communication to our Board of Directors. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

DIRECTOR COMPENSATION

General.    The following discussion describes the significant elements of the existing compensation program for members of our current board of directors and its committees. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Directors who are also executive officers (each, an “Excluded Director”) will not be entitled to receive any compensation for his or her service as a director, committee member or Chair of our board of directors or of any committee of our board of directors.

Director Compensation Arrangements.    Our non-employee director compensation program is designed to attract and retain qualified individuals to serve on our board of directors. Our board of directors, on the recommendation of its Compensation Committee, will be responsible for reviewing and approving any changes to the directors’ compensation arrangements. In consideration for serving on our board of directors, each director (other than Excluded Directors) will be paid an annual retainer. All directors will be reimbursed for their reasonable out-of-pocket expenses incurred while serving as directors. The Compensation Committee awards options or restricted stock units for the non-employee members of board of directors.

Cash Compensation.    Under such program, we currently pay each non-employee director a cash fee, payable quarterly, of $5,000 per month for service on our board of directors.

Equity Awards.    Each non-employee director receives a one-time initial stock option award for 161,290 shares of our common stock, which options shall vest in arrears in equal tranches monthly for one year. Each non-employee director shall also be eligible to receive grants of stock options, each in an amount designated by the Compensation Committee of our board of directors, from any equity compensation plan approved by the Compensation Committee.

In addition to such compensation, we reimburse each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our board of directors.

In the future we may grant options to our directors to purchase shares of common stock as determined by our Board of Directors or a compensation committee. The Board of Directors may also review and determine the form and amount of directors’ compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

The following table sets forth the director compensation we accrued in the year ended December 31, 2025 (excluding compensation to our executive officers set forth in the summary compensation table above).

Name	Fees Earned or Paid in Cash	Option Awards	Total ($)
Robert B. Machinist	$—	$—	$—
Jeffrey Jagid	$—	$—	$—
Jeffrey Kurtz	$—	$—	$—
David Solimine	$—	$—	$—
David Pfeffer	$60,000	$—	$60,000
Total:	$60,000	$—	$60,000

Circle8 Group’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Circle8 Group does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. Consistent with its annual compensation cycle, the Compensation Committee has granted annual equity awards to its directors, and might grant annual equity awards to its executive officers in the future. The timing of any equity grants to directors or executive officers in connection with new hires or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment effective date). As a result, in all cases, the timing of grants of equity awards, including stock options or RSUs, occurs independent of the release of any material nonpublic information, and Circle8 does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

Insider Trading Arrangements and Policies

There are no Rule 10b5-1 trading arrangements held by any officer or director of the Company. The Company has adopted its Insider Trading Policies and Procedures, which is been filed herein as Exhibit 19.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2025.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Guus Franke, our Chief Executive Officer, Jeffrey Jagid, our President, Kevin Murphy, our Chief Financial Officer, and Michael Tenore, our General Counsel and Secretary. See the backgrounds of Guus Franke and Jeffrey Jagid on page 5 of this Proxy Statement.

Kevin J. Murphy was appointed as our Chief Financial Officer which became effective on February 2, 2026. Mr. Murphy brings over 27 years of experience in financial and operations reporting and analysis and accounting. His skills are in managing the financial operations of complex organizations, communications with private equity stakeholders, directors and executive leaders, bank reporting, technology selection and integration, and audit and tax planning. Mr. Murphy is a Certified Public Accountant, with a B.S. in Business, Major in Accounting from Eastern Illinois University and is a Six Sigma Green Belt. From June 2023 until joining the Company, he last held the position of Executive VP and Division CFO at Hospitality Staffing Solutions, LLC (HSS), Atlanta Georgia. There, he led all back-office, field operations and sales teams at the largest privately-held hospitality staffing company in the U.S. and presented strategic recommendations, performance updates and transformation milestones. He also led a major corporate transformation that redesigned organizational structure and developed and launched a multi-year strategic growth plan that repositioned the company in core markets and expanded new verticals. From November 2014 to May 2023 he held the position of Senior VP of Finance and Treasurer at HSS. He was responsible for accounting, finance, billing, payroll, HR, IT, compliance, risk management and facilities. He completed the sell side management presentations and due diligence for the sale of this private equity owned staffing company to a private equity owned janitorial company in January 2020. From January 2006 to May 2014, Mr. Murphy held several positions as director or vice president of finance and controller at Choice Point Services, Inc. Signature Information Solutions LLC, Lexis Nexis and Red Book Connect LLC. From May 1998 to January 2006 he rose from staff accountant and senior accountant to director of accounting at several firms.

Michael Tenore was elected to serve as our General Counsel and Secretary upon the completion of the Lyneer Merger on June 18, 2024. He has served as General Counsel of Circle8 Group Inc. since March 2023. He was first appointed General Counsel, and Vice President of Regulatory Affairs for Troika in March 2015. In July 2017, Mr. Tenore was elected Corporate Secretary. He served in those positions until March 31, 2023. On December 7, 2023, Troika and certain of its subsidiaries filed voluntary petitions under Chapter 11 of the United States Code in the U.S. Bankruptcy Court for the Southern District of New York. Prior to joining Troika in March 2015 upon the merger with Signal Point Holdings Corp., he held various legal and regulatory positions, including General Counsel, at RNK, Inc. a regional telecommunications carrier. Mr. Tenore received his B.A. in Communications from Emerson College and his J.D. from Suffolk University Law School both degrees with Latin Honors. Mr. Tenore has been on the board of directors for youth hockey and charitable organizations over the past 10 years.

Executive Compensation

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers (“NEOs”) for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings		All Other Compensation(1)	Total
Jeffrey Jagid	2025	$500,000	$734,016	$27,517,124	$—		$—	$168,000	$28,919,140
Chief Executive Officer(2)	2024	$269,231	$449,500	$—	$—		$563,833	$208,625	$1,491,339
Christopher Broderick	2025	$196,154	$227,300	$—	$—		$—	$58,000	$481,454
Chief Financial Officer(2)(3)	2024	$161,539	$263,300	$—	$—		$272,000	$155,750	$852,589
Matthew Evelt(4)	2025	$223,077	$—	$—	$—		$—	$3,500	$226,577
Chief Operating Officer
Michael Tenore	2025	$300,000	$63,533	$5,625,648	$—	$		$50,000	$6,039,181
General Counsel(2)	2024	$161,539	$100,000	$—	$—		$225,000	$75,000	$561,539
Daniel Jones	2024	$260,273	$—	$—	$—		$—	$—	$260,273
Chief Executive Officer(5)
Frances Scally(6)	2024	$145,000	$—	$—	$—		$—	$—	$145,000
Chief Executive Officer

____________

(1)      All other compensation represents amounts paid related to transactions bonuses for the consummation of the Merger and auto allowances.

	2025			2024
	Special Bonus	Auto Allowance	Total	Transaction Bonus	Auto Allowance	Total
Jeffrey Jagid	$150,000	$18,000	$168,000	$200,000	$8,625	$208,625
Christopher Broderick	$50,000	$8,000	$58,000	$150,000	$5,750	$155,750
Matthew Evelt(4)	$—	$3,500	$3,500	$—	$—	$—
Michael Tenore	$50,000	$—	$50,000	$75,000	$—	$75,000

(2)      Messrs. Jagid, Broderick and Tenore became executive officers of the Company upon completion of the Merger on June 18, 2024.

(3)      Mr. Broderick resigned from all positions with the Company on August 15, 2025.

(4)      On March 30, 2026, Mr. Evelt informed the Company he was resigning immediately. On the same day the Company terminated Mr. Evelt for “Cause” (as defined) effective immediately and stated that he was in violation of his employment agreement due to his egregious misconduct that is materially injurious to the Company.

(5)      Mr. Jones resigned from all positions with the Company upon completion of the Merger on June 18, 2024.

(6)      Mr. Scally resigned from all positions with the Company upon completion of the Merger on June 18, 2024.

Narrative Disclosure to the Summary Compensation Table

There are no arrangements or plans in which we provide pension, retirement or similar benefits for executive officers.

Employment and Consulting Agreements

Employment Agreement with Mr. Franke

Mr. Franke entered into a five-year Employment and Board Service Agreement with the Company dated as of January 23, 2026 (the “Employment and Board Service Agreement”), pursuant to which he was appointed as Executive Chairman on the Closing Date

The Employment and Board Service Agreement shall automatically renew for successive two-year periods, unless cancelled by either party upon written notice of at least 90 days prior to the end of the initial five-year term. The Employment and Board Service Agreement provides for an annual base salary of $800,000 (“Base Salary”) for the term, with five (5%) percent automatic annual increases each year.

Commencing in 2027, Mr. Franke will be eligible to receive his annual Base Salary as a bonus (“Annual Bonus”) for every calendar year his Employment and Board Service Agreement is in effect, contingent upon the Company meeting certain revenue targets. The Company shall pay a transaction bonus in the amount of USD $200,000 for any subsequent completed transaction in excess of $8 million gross, in consideration of Mr. Franke’s assistance in closing each such transaction.

In the event Mr. Franke’s services are terminated other than for Cause, he shall be entitled to: two years of Base Salary; pro-rated Annual Bonus provided he is on pace to achieve the required performance milestone for such bonus; all Accrued Benefits, and all unvested equity awards shall immediately be vested. In the event of a Change of Control, other than with Circle8, 100% of Mr. Franke’s equity and any unvested equity awards shall be immediately due and payable; performance bonuses (both current and future) shall be immediately due and payable, regardless of whether the milestone has been achieved; and all of the severance benefits set forth above shall be due and payable. Notwithstanding the foregoing, any Contract Benefits to be received upon a Change of Control that would constitute a “parachute payment” shall be reduced to the extent necessary so that no portion shall be subject to Section 4999 of the Internal Revenue Code.

The Employment and Board Service Agreement provides for a non-compete provision of one year from the termination if terminated for Cause, or six months if terminated for any other reason; and a non-solicitation provision for two years from the termination date if terminated for Cause, and one year for any other reason. The foregoing description of the Employment and Board Service Agreement is qualified in its entirety by reference to full text of the agreement which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Employment Agreement with Jeffrey Jagid

Upon the closing of the June 2024 Merger, Jeffrey Jagid entered into an employment agreement with our Company as Chief Executive Officer. In connection with the appointment of Mr. Jagid as President of the Company, the Company entered into an amendment to the employment agreement with Mr. Jagid, which sets forth the terms and provisions governing Mr. Jagid’s employment as President of the Company and as a director of the Company, effective as of June 29, 2026. The agreement is for a term of five years with additional one-year extensions unless terminated by either party upon at least 180 days written notice prior to the end of the initial term. Mr. Jagid’s base salary is $500,000 per annum. Mr. Jagid is eligible to receive an annual bonus in an amount equal to his base salary for every year commencing in 2023. The bonus will be predicated upon our recording a minimum of $250,000,000 in revenues. Mr. Jagid was paid a $200,000 transaction bonus as a result of the closing of the Merger, and he will be paid additional transaction bonuses in the amount of $100,000 for the closing of any subsequent acquisition that is valued in excess of $8,000,000. He is also eligible for an annual discretionary bonus to be set by the compensation committee of our board of directors.

If we terminate the employment agreement for any reason other than Cause (as defined), all of Mr. Jagid’s then-outstanding restricted stock, restricted stock units, options and warrants will immediately vest, and Mr. Jagid will be entitled to (i) 36 months of severance payments of his base salary, (ii) the full payment of the annual bonus, (iii) payment of any earned or subsequently payable Transaction Bonus, Special Bonus, or other earned incentive compensation; (iv) preservation of all registration rights applicable to any equity awards; (v) reimbursement of all unreimbursed business expenses; and (vi) the right to 36 months of COBRA insurance.

Upon death or disability, Mr. Jagid, or his estate, will receive all accrued compensation and any prorated bonus, and any equity that would have vested during the 24-month period beginning on the date of death or disability will immediately vest.

If Mr. Jagid is terminated for Cause, or resigns without Good Reason (as defined), he will receive (i) accrued compensation and any vested equity, (ii) annual compensation through the end of the calendar year of termination; (iii) payment of the Annual Bonus for such calendar year; (iv) payment of any earned or subsequently payable Transaction Bonus, Special Bonus or other earned incentive compensation; (v) reimbursement of business expenses; (vi) right to 24 months of COBRA Insurance; and (vii) retention of all vested equity awards.

Upon a Change in Control (as defined), all of Mr. Jagid’s non-vested equity will immediately vest in full, and he will be entitled to his full severance payments stated above if he chooses to terminate his employment with our company. Mr. Jagid will be subject to a one-year non-compete covenant from termination of his employment anywhere in the United States if termination is for Cause, and six months if termination is for any other reason. He will be subject to a two-year non-solicitation covenant from termination if he is terminated for Cause and 12 months if he is terminated for any other reason. He will also be covered under our directors and officers’ liability insurance for up to one year from termination of his employment.

In connection with the appointment of Mr. Jagid as President of the Company, the Company entered into an amendment to the employment agreement with Mr. Jagid, which sets forth the terms and provisions governing Mr. Jagid’s employment as President of the Company, effective as of June 29, 2026.

Employment Agreement with Kevin J. Murphy

Effective February 2, 2026, Mr. Murphy entered into an employment agreement with our Company as Chief Financial Officer. The employment agreement is for one year with an additional one year extension unless terminated by either party upon 60 days’ written notice prior to the end of the initial term. Mr. Murphy’s base salary is $375,000 per annum. Mr. Murphy will be eligible to receive a yearly bonus of $200,000 based upon mutually agreed upon goals. Mr. Murphy will also be eligible to earn annual variable compensation, the amount of which will be set by the Company’s Compensation Committee based upon the Company’s achievement of stated financial and strategic goals, as established by the Compensation Committee. Mr. Murphy shall be eligible to participate fully in annual stock option grants, and any other long-term equity incentive program at levels commensurate with Mr. Murphy’s position and as determined by the Compensation Committee. The Company shall provide to Mr. Murphy, at the Company’s cost, health insurance pursuant to the terms of the Company’s health insurance plans. Mr Murphy received an initial grant of 400,000 stock options under the Company’s equity incentive plan. The options will have an exercise price of $3.46 equal to the fair market value of the underlying shares on the day prior to grant. The options will vest over four years, with 25% vesting on each anniversary of the grant date.

If we terminate the employment agreement for any reason other than Cause (as defined), all of Mr. Murphy’s then-outstanding stock options, restricted stock, RSUs and warrants will immediately vest, and Mr. Murphy will be entitled to (i) any accrued benefits, (ii) a prorated annual bonus if we are on pace to meet the performance milestones necessary for such bonus, (iii) all shares of unvested stock options, restricted stock awards, RSUs, Options, Warrants or other equity awards shall immediately become vested, (iv) the right to 12 months of COBRA insurance paid for by the Company, and (iv) reasonable outplacement services for a period of up to 90 days from termination. After three months of employment, Mr. Murphy shall receive a severance amount based upon the following schedule:

•        zero to three months: no severance

•        Four months to a year: 6 months of severance

•        After the first anniversary: 9 months of severance

•        After the second anniversary: 12 months of severance

Upon death or disability, Mr. Murphy, or his estate, will receive all accrued compensation and any prorated bonus, and any equity that would have vested during the 24-month period beginning on the date of death or disability will immediately vest. If Mr. Murphy is terminated for Cause, or resigns without Good Reason (as defined), he will receive accrued compensation, including prorated bonus amount and any vested equity. After three months of employment, Mr. Murphy shall receive a severance amount based upon the following schedule:

•        zero to three months: no severance

•        Four months to a year: 6 months of severance

•        After the first anniversary: 9 months of severance

•        After the second anniversary: 12 months of severance

Upon a Change of Control (as defined), all of Mr. Murphy’s non-vested equity will immediately vest in full, and he will be entitled to his full severance payments stated above if he chooses to terminate his employment with our Company. Mr. Murphy will be subject to a 1 year non-compete covenant from termination of his employment anywhere in the United States if termination is for Cause, and six months if his termination is for any other reason. He will be subject to a one-year non-solicitation covenant from termination if he is terminated for Cause and 1 year if he is terminated for any other reason. He will also be covered under our directors and officers’ liability insurance both during and, while potential liability exists, after the employment term.

Employment Agreement with Michael Tenore

Upon the closing of the June 2024 Merger, Michael Tenore entered into an employment agreement with our company as General Counsel and Secretary. The employment agreement is for three years with an additional one-year extension unless terminated by either party upon 90 days written notice prior to the end of the initial term. Mr. Tenore’s base salary is $300,000 per annum. He is also entitled to a true-up payment equal to the pro-rated difference between his salary of $120,000 per year under his employment agreement dated April 1, 2023, with Atlantic International Corp. and $300,000 per annum. Mr. Tenore is entitled to receive an annual bonus of $100,000 for every year commencing in 2023. The bonus is predicated upon our receiving a minimum of $250,000,000 in revenues and adjusted EBITDA of $5,000,000. Mr. Tenore will also be paid a $75,000 transaction bonus as a result of the closing of the Merger, and he will be paid additional transaction bonuses in the amount of $75,000 for the closing of any subsequent acquisition that is valued in excess of $8,000,000. He also will be eligible for an annual discretionary bonus to be set by the compensation committee of our board of directors.

If we terminate the employment agreement for any reason other than Cause (as defined), all of Mr. Tenore’s then-outstanding restricted stock, restricted stock units and warrants will immediately vest, and Mr. Tenore will be entitled to (i) 12 months of severance payments of his base salary, (ii) a prorated annual bonus if we are on pace to meet the above-stated performance milestones, (iii) the right to 12 months of COBRA insurance, and (iv) reasonable outplacement services for a period of up to 90 days from termination.

Upon death or disability, Mr. Tenore, or his estate, will receive all accrued compensation and any prorated bonus, and any equity that would have vested during the 24-month period beginning on the date of death or disability will immediately vest. If Mr. Tenore is terminated for Cause, or resigns without Good Reason (as defined), he will receive accrued compensation and any vested equity.

Upon a Change of Control (as defined), all of Mr. Tenore’s non-vested equity will immediately vest in full and he will be entitled to his full severance payments stated above if he chooses to terminate his employment with our company. Mr. Tenore will be subject to a one-year non-compete covenant from termination of his employment anywhere in the United States if his termination is for Cause, and six months if termination is for any other reason. He will be subject to a two-year non-solicitation covenant from termination if he is terminated for Cause and 12 months if terminated for any other reason. He also will be covered under our directors and officers’ liability insurance for up to one year from termination of employment.

OUTSTANDING EQUITY AWARDS AT YEAR-END

Grants of Plan Based Awards

The following table set forth supplemental information relating to the Company’s grants of RSUs during the fiscal year 2025 to the NEOs. Also included, in accordance with SEC rules on disclosure of executive compensation, is information relating to the estimated grant date fair value of the grants. Neither the values reflected in the table, nor the assumptions utilized in arriving the values should be considered indicative of future stock performance.

Name/Grant Type	Grant Date	Stock Awards: Number of Shares of Stock	Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		(#)	(#)	($/Share)	($)
Jeffrey Jagid
RSU	1/2/2025	4,122,652	—	$—	$24,488,553
RSU	8/11/2025	1,428,571	—	$—	$3,028,571
Matthew Evelt
Stock options	6/2/2025	—	1,000,000 (1)	$2.67	$2,670,000
Michael Tenore
RSU	1/7/2025	824,530	—	$—	$4,823,501
RSU	8/11/2025	378,371	—	$—	$802,147

Outstanding Equity Awards on December 31, 2025

The following table sets forth information relating to unexercised options and unvested restricted stock units for our directors and executive officers as of December 31, 2025:

Name	Number of Securities Underlying Unexercised Options		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
	Exercisable	Unexercisable
	(#)	(#)	($)		(#)		($)
Jeffrey Jagid	—	—	$—	—	4,122,652	(1)	$5,483,127
	—	—	$—	—	1,428,571	(1)	$1,899,999
Matthew Evelt(2)	—	1,000,000	$2.67	6/1/2030	—		$—
Michael Tenore	—	—	$—	—	824,530	(1)	$1,096,625
	—	—	$—	—	378,371	(1)	$503,233

____________

(1)      These restricted stock vested on January 1, 2026.

(2)      These options were terminated as of March 30, 2026, with Mr. Evelt’s termination from employment prior to the initial vesting date of June 1, 2026.

Omnibus Equity Incentive Plan

The 2025 Omnibus Equity Incentive Plan (the “2025 Plan”) became effective upon shareholder approval at the November 7, 2025 Annual General Meeting. The 2025 Plan reserves for issuance 10,000,000 shares of Common Stock, to be adjusted upward to reflect fifteen percent (15%) of the number of shares issued and outstanding on December 31st of each year. The Plan is designed to enable the flexibility to grant equity awards to the Company’s officers, employees, non-employee directors and consultants and to ensure that it can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee.

The 2025 Plan allows us to provide equity awards as part of our compensation program, an important tool for motivating, attracting and retaining talented employees and for providing incentives that promote our business and increased stockholder value. On January 16, 2026, we filed with the SEC a registration statement on Form S-8 (No. 333-292791) registering the shares of our common stock issuable under the 2023 Omnibus Equity Incentive Plan and the 2025 Plan. See also “Proposal 3 — Approval of the Company’s 2026 Equity Incentive Plan.”

Pay Ratio Disclosure and Pay Versus Performance Disclosure

We are an “emerging growth company” (an “EGC”) under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an EGC, we are not required to provide the pay ratio disclosure and the pay versus performance disclosure under Item 402 of Regulation S-K. We will remain an EGC until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in August 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Clawback Policy

In 2025, we adopted an executive compensation clawback policy (the “Clawback Policy”) governing the recovery of incentive-based compensation awarded to our executive officers based on financial results that were later restated. The policy requires the mandatory recoupment (with limited exceptions) of both equity and non-equity incentive compensation granted to current and former executive officers when a financial restatement is needed to correct the Company’s material noncompliance with any financial reporting requirement. This includes both (i) restatements correcting errors that were material to previously issued financial statements and (ii) restatements where the error, if corrected or left uncorrected, would result in a material misstatement in the current period.

Consistent with SEC and Stock Market Rules, the Clawback Policy applies regardless of whether an officer engaged in misconduct or contributed to the circumstances requiring the restatement. The Clawback Policy was filed as Exhibit 97.1 to our 2025 Annual Report on Form 10-K filed with the SEC on March 28, 2025.

Insider Trading Arrangements and Policies

There are no Rule 10b5-1 trading arrangements held by any officer or director of the Company. The Company has adopted its Insider Trading Policies and Procedures, which is been filed herein as Exhibit 19.1 to the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Principal Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock as of [*], 2026, for each of the following persons, after giving effect to the transaction under the Exchange Agreement:

•        all such directors and executive officers as a group; and

•        each person who is known by us to own beneficially five percent or more of our common stock prior to the change of control transaction.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder’s name. The percentage of class beneficially owned set forth below is based on 117,494,585 shares of common stock issued and outstanding on October 12, 2026. We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date. Shares of our Common Stock issuable upon exercise of options or warrants or conversion of Notes that are exercisable or convertible within sixty (60) days of October 12, 2026 are included as beneficially owned by the holder, but not deemed outstanding for computing the percentage of any other Stockholder for Percentage of Common Stock Beneficially Owned Immediately. Beneficial ownership generally includes voting and dispositive power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole dispositive power with respect to all shares beneficially owned.

Name and Address of Beneficial Owner	Number of Shares		Percentage
Executive Officers and Directors
Robert B. Machinist(1)	728,814		* %
Jeffrey Jagid(1)	7,521,025	(2)	6.3%
Guus Franke(3)	12,207,287	(4)	10.4%
Michael Tenore(1)	1,578,865	(5)	1.3%
Kevin Murphy(1)	400,000	(6)	*
Jeff Kurtz(1)	161,290	(7)	*
David Solimine(1)	161,290	(7)	*
David Pfeffer(8)	162,820	(7)	*
All directors and executive officers as a group (eight (8) persons)	22,921,391	(7)	19.2%

5% or Greater Shareholder
SPP Credit Advisors, LLC(9) 550 Fifth Avenue, 12th Floor New York, New York 10036	24,321,588	(10)	20.7%

Andrew Bressman(1)(11)	6,503,971		5.5%

Raymond Jones Pelham Work Pelham St., Wolverhampton WV3 0BJ, UK	3,302,870		2.8%

Pequod Consulting LLC(12) Hankins Waterfront Plaza Suite 5556 Main street, Charlestown Nevis and St. Kitts	4,301,012		3.7%

____________

*        Represents ownership of less than one (1%) percent.

(1)      The address of this person is c/o Circle8 Group Inc., 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, New Jersey 07632.

(2)      Includes 1,000,000 shares of common stock issuable upon exercise of incentive stock options.

(3)      The address of this person is c/o Axiom Partners GmbH, Gubelstrasse 11, Zug, V8 3600, Switzerland

(4)      Does not include up to 53,291,749 shares of Common Stock issuable to Mr. Franke, subject to Shareholder approval, under the terms and conditions of the Acquisition Agreement dated January 22, 2026, by and between the Company and Circle8 Group B.V..

(5)      Includes 125,000 shares of Common Stock issuable upon exercise of incentive stock options.

(6)      Consists of options which vest over four(4) years with 25% vested on February 2, 2027.

(7)      Consists of shares issuable upon conversion of RSUs granted upon completion of the June 2024 Merger, as director fees that are fully vested.

(8)      The address of Mr. Pfeffer is c/o SeqLL Inc., 3 Federal Street, Billerica, Massachusetts 01821.

(9)      The address for SPP Credit Advisors, LL is c/o 550 Fifth Avenue, 12th Floor, New York, New York 10036. C. Todd Kumble, Fund Manager has the power to vote and dispose of the shares.

(10)    The shares were acquired pursuant to the terms and conditions of a litigation Settlement Agreement dated August 7, 2026, as amended on August 24, 2026.

(11)    Mr. Bressman is a Strategic Advisor to the Company.

(12)    Pequod Consulting LLC has acted as a consultant to the company since October 15, 2022. Upon the closing of the Merger with SeqLL Inc. on June 18, 2024, the Company retained Pequod’s services under a two-year Consulting Agreement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, as of the date of this proxy statement, there are no material arrangements, agreements and transactions since January 1, 2025, or any currently proposed transactions, in which we were or are to be a participant and in which any person who will serve as an executive officer or director of our Company (other than compensation described under “Executive Compensation”).

Procedures for Approval of Related Party Transactions

A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:

•        any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•        any person who beneficially owns more than 5% of our common stock;

•        any immediate family member of any of the foregoing; or

•        any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

In June 2024, our board of directors adopted a written related-party transactions policy. Pursuant to this policy, the Audit Committee of our board of directors will review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a related-party transaction, our Audit Committee shall take into account, among other factors, the following: (i) whether the related-party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third party under the same or similar circumstances; (ii) the extent of the related party’s interest in the transaction; and (iii) whether the transaction would impair the independence of a non-employee director.

Related Party Transactions

Transactions with Lyneer Management Holdings

LMH was a non-controlling member of the Company with a 10% ownership interest at December 31, 2023. Two of Lyneer’s officers, specifically its CEO and CFO, each owned 44.5% of LMH, respectively.

On November 15, 2022, Lyneer and IDC Technologies, Inc. (“IDC”) as co-borrowers issued Year 1 Earnout Notes to LMH with total balances of $5,127,218. The balance of the Year 1 Earnout Notes payable to LMH was $0 as of each of June 30, 2026, December 31, 2025 and December 31, 2024. On January 16, 2024, Lyneer and IDC as co-borrowers issued Year 2 Earnout Notes to LMH with total balances of $2,013,041. The balance of the Year 2 Earnout Notes payable to LMH was $0 as of each of June 30, 2026, December 31, 2025 and December 31, 2024.

As of both December 31, 2025 and December 31, 2024, the combined Earnout Note balances payable to LMH was $0. Interest expense incurred on the Earnout Notes to LMH totaled $0 for the three months ended June 30, 2026, and the year ended December 31, 2025 and $292,996 for the year ended December 31, 2024.

The balance of the earnout liability payable to LMH as of both December 31, 2025 and December 31, 2024, was $0.

On June 18, 2024 as part of the Merger, LMH entered into a $6,000,000 guarantee agreement with the PEO, replacing and cancelling the $6,000,000 letter of credit previously held by the lenders of the Revolver. This obligation was terminated on December 31, 2024.

Transactions with Officers

As of June 30, 2026, the Company had a receivable from officers of $628,809 related to payroll taxes as a result of RSU vestings, which is included in “due from related parties, current” in the unaudited condensed consolidated balance sheets.

Transactions with IDC

The Company and IDC were co-borrowers and were jointly and severally liable for principal and interest payments under the previous Revolver, the Term Loan related to the previous Revolver, the Term Note, the Seller Notes and the Earnout Notes. In the case of certain of those obligations IDC generally makes certain interest and principal payments to the lenders and collects reimbursement from the Company. For interest payments of that nature, the Company recognizes interest expense when interest is incurred under the relevant loan agreement and a corresponding payable to IDC, which is subsequently removed from the Company’s consolidated balance sheet upon Company’s remittance of the reimbursement funds to IDC. Additionally, when principal payments are made by IDC the Company recognizes a reduction of the associated loan balance, with a corresponding increase in the payable to IDC which is then reduced upon the Company’s payment of funds to IDC.

As a result of the Merger, the Company was required to file short-term income tax returns for the periods of January 1, 2024 to June 18, 2024 and June 19, 2024 to December 31, 2024. For the first short-period, Lyneer and IDC filed consolidated income tax returns in certain states. In connection with this arrangement the Company recorded a liability payable to IDC for taxes payable by IDC which represented taxes attributable to the Company’s operations included on consolidated state and local income tax returns filed by IDC. These amounts were determined by calculating the Company’s taxable income multiplied by the applicable tax rate. Amounts payable to IDC of this nature amounted to $548,432 as of each of June 30, 2026, December 31, 2025 and December 31, 2024, respectively, and are included in “other assets” on the unaudited condensed consolidated balance sheet for June 30, 2026 and in “other receivables” and “due to related parties” on the accompanying consolidated balance sheets as of December 31, 2025, and December 31, 2024, respectively. For the second short-period ended December 31, 2024, Lyneer has filed consolidated income tax returns with Atlantic International Corp.

Total amounts receivable from IDC, amounted to $0 as of June 30, 2026 due to a one-time valuation allowance of $2,903,284 during the six months ended June 30, 2026 related to the two year anniversary of carrying balances related to IDC, thereby fully reserving the receivable balance. Total amounts receivable from IDC, amounted to $1,369,833 as of December 31, 2025, and is included in “other assets”, on the accompanying unaudited condensed consolidated balance sheets. This consists of $500,000 related to the expenses paid by Lyneer for the balance remaining on the BMO Revolver rolled into the current Revolver, $1,418,265 related to expenses incurred by IDC and paid by the Company and $548,432 payable to IDC for taxes payable. There are no formalized repayment terms.

Pursuant to the Amended and Restated Convertible Promissory Note, any amounts paid to BMO will be in satisfaction of this Note. The Company offset the December 31, 2025 balance related to the IDC receivable that was remaining on the BMO Revolver and rolled into the current Revolver as allowed per the Amended and Restated Convertible Promissory Note. See Note 8: Debt for the Company’s gross and net offsetting liability amounts. Below is presented the calculation of the net amount of the receivable from IDC as of December 31, 2025 included in “other assets” on the accompanying consolidated balance sheets.

	Gross Amount	Amount Offset	Net Receivable from IDC included in “Other assets” on Consolidating Balance Sheet
Receivable from IDC included in “Other assets”	$7,426,218	$(6,056,385)	$1,369,833

On June 18, 2024, the Company entered into a $35,000,000 Merger Note with IDC. See Note 8: Debt and Note 20: Subsequent Events for further discussion. Additionally, IDC was issued 25,423,729 shares of the Company’s common stock at a market value of $2.36 per share, or $60,000,000 in the aggregate.

On April 28, 2025, IDC was no longer considered a related party according to ASC Topic 850 — Related-party Disclosures.

Additionally, IDC was issued 25,423,729 shares of the Company’s common stock at a market value of $2.36 per share, or $60,000,000 in the aggregate.

On April 28, 2025, IDC was no longer considered a related party according to ASC Topic 850 — Related-party Disclosures.

Transactions with SPP Credit Advisors, LLC (“SPP”)

On June 18, 2024, the Company entered into a Credit Agreement with SPP in the principal amount of $1,950,000 at an interest rate of 5% per annum. The maturity date of the Credit Agreement was originally September 30, 2024. However, mandatory prepayments shall be made from the Initial Capital Raise, on the issuance of new debt or new equity interests, or upon a change of control. Conditions have not been met to make mandatory prepayments. On July 22, 2024, the Company entered into an amendment to extend the maturity date of the Credit Agreement to June 18, 2026. On August 7, 2026, the Company and SPP entered into a settlement agreement.

Transactions with Axiom and Related Entities

The Axiom Consulting Agreement and Axiom Netherlands Consulting Agreement stipulate that Axiom and Axiom Netherlands, respectively, will provide ongoing services consisting of advisory, management, strategic, operational and transaction support services to Circle8. The Axiom Consulting Agreements have an initial term of one year, and thereafter automatically renew for successive periods of one year, unless terminated by either party giving at least 3 months prior written notice. Pursuant to the Axiom Netherlands Consulting Agreement, the Company is required to pay Axiom Netherlands €2,400,000 (approximately $2,735,000 as of June 30, 2026) annually, with four equal payments invoiced in advance on a quarterly basis and payable within 30 days of the invoice date. Pursuant to the Axiom Consulting Agreement, the Company is required to pay Axiom €1,200,000 (approximately $1,367,000 as of June 30, 2026) annually, with four equal payments invoiced in advance on a quarterly basis and payable within 30 days of the invoice date. The Company recognized $1,161,164 as expense under the Axiom Consulting Agreements during the six months ended June 30, 2026, which is included in “selling, general and administrative” in the accompanying unaudited condensed consolidated statement of operations and comprehensive loss.

The Company additionally incurred $33,962 related to independent contractors placed by Axiom during six months ended June 30, 2026, which is included in “selling, general and administrative” in the accompanying unaudited condensed consolidated statement of operations and comprehensive loss.

See Proposal 1 — Election of Directors — Executive Compensation for the terms and conditions of employment agreements and board service agreement and stock options and restricted stock units issued and/or to be issued to Atlantic International’s officers, directors, consultants and senior management.

See Proposal 1 — Executive Compensation for the terms and conditions of employment agreements and equity awards issued and/or to be issued to Circle8 Group’s officers and directors.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee report is not “soliciting material” and has not been “filed” with the SEC. This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting. The Company’s independent registered public accounting firm, RBSM, LLP (“RBSM”), is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and management’s evaluations of the Company’s system of internal controls over financial reporting contained in the 2025 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Committee has discussed with RBSM: (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of RBSM from the Company and management. The Audit Committee received the written disclosures and the confirming letter from RBSM required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and discussed with RBSM its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 which was filed with the SEC on April 15, 2026.

The Audit Committee — David Pfeffer (chair of the committee), Jeff Kurtz and David Solimine

APPROVAL REQUIRED AND RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD. THE NOMINEES FOR DIRECTOR WHO RECEIVE THE AFFIRMATIVE VOTE OF A PLURALITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING AND WERE VOTED WILL BE ELECTED.

PROPOSAL 2

REVERSE STOCK SPLIT PROPOSAL

Our Amended and Restated Certificate of Incorporation currently authorizes the Company to issue a total of 320,000,000 shares of capital stock, consisting of: (i) 300,000,000 shares of Common Stock, par value of $0.00001 (“Common Stock”); and (ii) 20,000,000 shares of preferred stock, par value of $0.00001 (“Preferred Stock”). On October [•], 2026 subject to stockholder approval, our Board approved an amendment to the Certificate of Incorporation to, at the discretion of our Board, effect one or more reverse stock splits (the “Reverse Stock Split”) over the course of the next two years of our Common Stock at a ratio of between one for 5 to one for 10 (or any number in between), (the “Range”), including any shares held by the Company as treasury shares, at any time prior to or on December 10, 2028 with the exact ratio within such Range to be determined by our Board (or any of its delegated authorized persons) at its or their discretion without further approval or authorization of our stockholders. The primary goal of the Reverse Stock Split is to enable us to maintain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our Common Stock to enhance overall liquidity of the Common Stock by facilitating future financing and attracting new investors. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and one or more Reverse Stock Splits is effected over the course of the next two years, every share of our outstanding Common Stock held by each stockholder would be combined and reclassified into one share of Common Stock, with the exact ratio to be determined by the Board.

The Reverse Stock Split, if effected, will not change the number of authorized shares of our Common Stock or preferred stock, or the par value of our Common Stock or Preferred Stock.

The actual timing for implementation of the Reverse Stock Split is expected to be at any time prior to or on December 10, 2028. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and December 10, 2028 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. If the Reverse Stock Split Proposal is approved by our stockholders, prior to amending the Certificate of Incorporation and filing the Reverse Stock Split Certificate of Incorporation Amendment (as defined below) with the Secretary of State for the State of Delaware, the Board (or any of its delegated authorized persons) will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and its stockholders in light of, among other things, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is included as Exhibit B to this Proxy Statement (the “Reverse Stock Split Certificate of Incorporation Amendment”). If the Reverse Stock Split Proposal is approved by our stockholders, we will have the authority to file the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing or the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Split and Factors to Consider

We are submitting this proposal to our stockholders for approval in order to maintain compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as well as to increase the trading price of our Common Stock to enhance overall liquidity of the Common Stock by facilitating future financing and attracting new investors.

Continued Listing Compliance

The Reverse Stock Split Proposal, if passed, is intended to increase our stock price to an amount that we expect will allow our Common Stock to stay trading above the $1.00 minimum threshold in the long term. Maintaining our Nasdaq listing as a publicly traded listed company has numerous benefits to the Company, including to our ability to procure more financing for ongoing operations, our ability to further our business strategy and our ability to attract more investor and business partner interest, among others.

Facilitate Future Financing

If we are able to remain listed as a publicly traded company listed on Nasdaq, we will be able to maintain S-3 shelf eligibility, which greatly increases our access to the capital markets and other financing opportunities. Once a company has been delisted, its stock can trade over-the-counter (OTC), but such companies will have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the Company.

Reinforce Market Stability and Attract More Investors

The Company believes the Reverse Stock Split Proposal will enable the Company to improve trading liquidity by increasing the price per share of our Common Stock, which could enable a broader range of institutions to invest. In particular, we believe many institutional traders are discouraged or prevented from investing in equity stocks with a price below a certain threshold, and having a stock price consistent with the stock prices contemplated by our Range will mitigate some of the risks that investors may associate with “penny-stock” trading levels, thereby potentially increasing marketability, trading volume and liquidity of our Common Stock. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Many institutional investors also have policies against holding equity securities of companies that are not traded on a national exchange, and the Reverse Stock Split Proposal, if passed and executed successfully, should allow us to maintain our Nasdaq listing status. Greater interest in our Common Stock should also promote greater liquidity for our stockholders. In addition, the proposal will help enable us to carry out our business plans with greater availability of shares, and help to regain compliance with the Minimum Bid Price requirement for continued listing on Nasdaq in the future.

What will happen if the Reverse Stock Split Proposal is not approved?

If we are unable to obtain approval of the Reverse Stock Split Proposal, and we are not otherwise able to maintain our stock price at above $1.00 for at least ten (10) consecutive trading days before the Nasdaq Compliance Deadline and if we do not also maintain compliance with the NASDAQ requirements, then we will be put into delisting proceedings by Nasdaq. If we are delisted, it would impede the liquidity of our Common Stock and limit our ability to carry out our business plan and strategies, which may cause the loss of significant business opportunities or prevent the commercialization of our technologies or completion of projects, any of which could adversely affect our financial performance, growth and ability to continue our operations. In addition, if we are unable to obtain approval of the Reverse Stock Split Proposal, we may consider strategic alternatives to strengthen our liquidity position and maintain compliance the Nasdaq rules. Due to our current financial condition and limited working capital, a number of these potential alternatives may not be feasible for us. These alternatives also involve significant uncertainties, potential significant delays, costs and other risks, and there can be no assurance that any of these alternatives will be available on acceptable terms, or at all, in the current market environment or in the foreseeable future.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split may incentivize stockholders to sell their holdings of our Common Stock following the effectiveness of the Reverse Stock Split and depress the stock price, which could lead to our delisting from Nasdaq.

If a significant number of shares of our Common Stock are sold into the market over a period of time, the increase in supply could lead to a depression of the stock price and it may be difficult to recover from such depression. Since our stock has been trading at significantly lower prices than what we expect the stock price will be immediately following the effectiveness of the Reverse Stock Split, some stockholders may take the opportunity to sell some or all of their shares of Common Stock following the effectiveness of the Reverse Stock Split. If this happens, our stock price could decrease quickly from the opening trading market price on the day of effectiveness of the Reverse Stock Split. If we are not successful in mitigating the volatility to our stock price following that date and over time, then we may not recognize any of the intended benefits of completing the Reverse Stock Split. If the stock price dips below $1.00 following the completion of the Reverse Stock Split at any point in the ten trading days following the effectiveness of the Reverse Stock Split, then we may be subject to sanctions by Nasdaq. Even if we are able to maintain a stock price above $1.00 for ten (10) trading days following the effectiveness of the Reverse Stock Split (or some longer period as Nasdaq may designate at their discretion), if the Company falls out of compliance with the Minimum Bid Price requirement (i.e., our stock price falls below $1.00 for a period of thirty (30) consecutive trading days) in the year following the effectiveness of the Reverse Stock Split, then we will be subject to immediate delisting from Nasdaq.

If the results of the Reverse Stock Split are different than expected and we are delisted from Nasdaq, the delisting will have a significant adverse impact on our business, operations and financial condition.

While we expect the Reverse Stock Split to increase our stock price and allow us to maintain compliance with the Minimum Bid Price requirement and remain listed on Nasdaq, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with certainty, and the results of reverse stock splits by companies under similar circumstances have varied. It is not uncommon for the market capitalization of a company’s Common Stock to decline in the period following a reverse stock split. Factors unrelated to the number of shares of our Common Stock outstanding, such as negative financial results or negative developments regarding our product development program or the commercializing and scaling efforts of our products, could adversely affect the market price of our Common Stock and jeopardize our ability to maintain compliance with the Minimum Bid Price requirement. Even if the Reverse Stock Split is successful in increasing our stock price above $1.00, we may have challenges in maintaining compliance with other Nasdaq continued listing rules. For example, the Reverse Stock Split may result in a lesser number of round lot holders (holders of at least 100 shares), which could cause us to be noncompliant with a Nasdaq rule requiring that we have at least 300 round lot holders to maintain continued listing compliance. Once a company has been delisted, its stock can trade OTC, but such companies will have significantly fewer opportunities to attract financing partners and less leverage to negotiate terms for such financing instruments and arrangements that are not overly burdensome or expensive to the company. If our stock trades OTC, we will not be able to obtain S-3 shelf eligibility. Our S-3 shelf eligibility greatly increases our access to capital markets and other financing opportunities. If we lose access to both of these sources of capital raising and financing avenues, then we may not be able to source enough capital to finance our business plans and operations, which will materially adversely impact our business, operations and financial condition.

The Reverse Stock Split may not increase the price of our Common Stock over the long term.

The effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish these objectives for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success. Once we have effected a Reverse Stock Split, we must ensure that our stock price trades above $1.00 in the long term. Under a Nasdaq rule that was amended in January 2025, if the Company falls out of compliance with the Minimum Bid Price requirement (i.e., our stock price falls below $1.00 for a period of thirty (30) consecutive trading days) within one year of the completion of a Reverse Stock Split, then we will be immediately subject to delisting from Nasdaq and we will not be afforded another 180-day compliance period.

The Reverse Stock Split may decrease the liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split may lead to a decrease in our overall market capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, may be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio of a Range of one for 5 to one for 10 over the course of the next two years. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in fractional shares in the Reverse Stock Split, which will be treated as described below. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.00001. We expect that the market price for our Common Stock will be commensurately increased as a result of the Reverse Stock Split, but there can be no guarantee that this will be the case, or that any such increased stock price will be maintained for any amount of time.

As of the close of business on the Record Date, 117,494,585 shares of our Common Stock were outstanding. For purposes of illustration only, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 11,749,458 shares (not accounting for the treatment of fractional shares, as described below).

Treatment of Fractional Shares of Issued and Outstanding Shares.

No fractional shares shall be issued to stockholders who hold issued and outstanding shares. Stockholders of record who otherwise would be entitled to receive fractional shares will be instead entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled, multiplied by the closing price of our Common Stock on Nasdaq on the date of effectiveness of the Reverse Stock Split. Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive. The cash payment may be paid by check, wire, deposit into an existing brokerage account or some other means depending on how the shares are held.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Effects of the Reverse Stock Split on Currently Outstanding Warrants.

The Reverse Stock Split would result in a reduction in the number of shares of Common Stock issuable upon the exercise of our outstanding warrants exercisable for shares of Common Stock in proportion to the Reverse Stock Split ratio, in accordance with the terms set forth in the applicable warrant agreement. The exercise price of outstanding warrants would also be adjusted in accordance with the terms set forth in the applicable warrant agreement. Pursuant to the terms of the applicable warrant agreement, each warrant holder shall receive written notice with the adjusted number of exercisable shares underlying the warrants and the adjusted exercise price, after giving effect to the Reverse Stock Split.

Treatment of Fractional Shares of Currently Outstanding Warrants.

No fractional shares shall be issued to stockholders who hold issued and outstanding shares. Any fractional shares resulting from adjustments due to the execution of the Reverse Stock Split on outstanding warrants shall be paid in cash in lieu of any issuance of fractional shares, in accordance with the terms of the applicable warrant agreement.]

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

The Company maintains the 2025 Equity Incentive Plan (the “2025 Plan”), which is designed primarily to (a) enable the Company to attract and retain employees, consultants and directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business. The 2025 Plan has a Total Share Reserve of 10,000,000 shares of Common Stock (adjusted upward to 15% of the number of shares of Common Stock outstanding as of December 31st of each year) available for the grant of Awards. Pursuant to Section VIII of the 2025 Plan, the number of shares of Common Stock subject to outstanding options, restricted stock unit awards and performance stock unit awards and the exercise prices applicable to any such options, shall be proportionately adjusted by the Board in the event of any change in the capital structure of the Company, including pursuant to the Reverse Stock Split, and any adjustment by the Board shall be made in the Board’s sole and absolute discretion and shall be final, binding and conclusive. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the effective time of the Reverse Stock Split, the number of shares of Common Stock reserved for issuance under the 2025 Plan shall be proportionately adjusted in accordance with the 2025 Plan (with any remaining fraction of a share rounded down).

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split (subject to potential differences due to the treatment of fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters.

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain a total of 320,000,000 shares of capital stock, consisting of: (i) 300,000,000 shares of Common Stock, par value of $0.00001(“Common Stock”); and (ii) 20,000,000 shares of preferred stock, par value of $0.00001 (“Preferred Stock”).

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving us an effective increase in the authorized shares available for issuance. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. Although the Board currently has no plans to do so, if the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split at any point in the future, the dilution to the ownership interest of our existing stockholders may be greater than the dilution that would have occurred had the Reverse Stock Split not been effected.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of the Range is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that the Range provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than one for ten, in the aggregate, over the course of the next two years.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our Common Stock on Nasdaq;

•        the expectation that having a share price over a certain threshold may be seen as a more attractive investment to potential investors;

•        the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board (or any of its delegated authorized persons) the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. We will make a public announcement regarding the determination of the actual Reverse Stock Split ratio once such ratio has been determined and the Board (or any of its delegated authorized persons) has determined to effect the Reverse Stock Split.

Board Discretion to Effect the Reverse Stock Split

The actual timing for implementation of the Reverse Stock Split is expected to be prior to or on December 10, 2028. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board (or any of its delegated authorized persons) will have the sole authority to abandon the Reverse Stock Split and not amend our Certificate of Incorporation if it determines between now and December 10, 2028 that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders. This determination by the Board will be based upon a variety of factors, including those discussed under “— Determination of the Reverse Stock Split Ratio” above. If the Board (or any of its delegated authorized persons) determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will determine the ratio of the Reverse Stock Split.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split is expected to become effective prior to or on December 10, 2028 unless the Board (or any of its delegated authorized persons) determines between now and December 10, 2028, that not consummating the Reverse Stock Split would be in the best interests of the Company and its stockholders, according to the effective time set forth in the Reverse Stock Split Certificate of Incorporation Amendment.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenters’ rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals in order to effect the Reverse Stock Split, other than the filing of the Reverse Stock Split Certificate of Incorporation Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.00001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. Any Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this statement. We have not sought and will not seek an opinion from counsel or any ruling from the Internal Revenue Service (“IRS”) with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with these statements and conclusions. This summary addresses only holders that hold their shares stock as capital assets for U.S. federal income tax purposes. This discussion is not a comprehensive discussion of all the tax consequences that may be relevant to holders of our Common Stock subject to special tax rules, such as banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, dealers in securities or currencies, traders in securities electing to mark to market, persons holding shares as a position in a “straddle” or conversion transaction, or as part of a “synthetic security” or other integrated financial transaction, entities taxed as partnerships or other pass-through entities for U.S. federal income tax purposes or the partners or members therein, therein, nonresident alien individuals present in the United States for more than 182 days in a taxable year, or U.S. holders that have a functional currency other than the U.S. dollar.

This summary addresses only U.S. federal income tax consequences, and does not address consequences arising under state, local, or foreign tax laws or the alternative minimum tax, the Medicare tax on net investment income or special timing rules prescribed under section 451(b) of the Code or other aspects of U.S. federal taxation that may be relevant to a holder.

Each holder of our Common Stock should consult its own tax advisor regarding the U.S. federal, state, local, and foreign income and other tax consequences of the Reverse Stock Split.

For purposes of this discussion, “U.S. holder” is a beneficial owner of our Common Stock that for U.S. federal income tax purposes is:

•        An individual who is a citizen or resident of the United States, as determined for U.S. federal income tax purposes;

•        A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any state thereof or the District of Columbia;

•        A trust, the substantial decisions of which are controlled by one or more United States persons and which is subject to the primary supervision of a court in the United States, or a trust that has validly elected under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes; or

•        An estate that is subject to U.S. federal income tax on its income regardless of source.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE OR A TAX OPINION. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Holders

The Reverse Stock Split should constitute a “recapitalization” within the meaning of Code Section 368(a) for U.S. federal income tax purposes. As a result, a U.S. holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split is expected to recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to such fractional share of Common Stock. Any such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share of Common Stock surrendered is greater than one year as of the effective date of the Reverse Stock Split.

Non-U.S. Holders

Generally, non-U.S. holders would not recognize any gain or loss upon the Reverse Stock Split. In particular, gain or loss would not be recognized with respect to cash received in lieu of a fractional share provided that such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States).

Information Reporting and Backup Withholding

A U.S. holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding and information reporting would not apply to payments of cash in lieu of a fractional share of our Common Stock to a non-U.S. holder pursuant to the Reverse Stock Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Effect of Approval

Approval of this Proposal One will constitute approval of a new Article of the Certificate of Incorporation, attached hereto as Exhibit B. If this Reverse Stock Split Proposal is approved, the Company intends to file a certificate of amendment to the existing Certificate of Incorporation with the Secretary of State of the State of Delaware providing for the Reverse Stock Split, in which case the Reverse Stock Split will become effective at the time of that filing, or such later time as is set forth in the certificate of amendment. However, as discussed above, the Reverse Stock Split will only be effected upon a determination by the Board, in its sole discretion, that filing the Reverse Stock Split Certificate of Incorporation Amendment to effect the Reverse Stock Split is in the best interests of our Company and stockholders. All stockholders are encouraged to read the form of amendment to the existing Certificate of Incorporation in its entirety as set forth in Exhibit B.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority of shares of common stock that are entitled to vote on this Proposal 2 at the Annual Meeting, present in person or by proxy, is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF REVERSE SPLIT PROPOSAL.

PROPOSAL 3

APPROVAL OF THE COMPANY’S 2026 OMNIBUS EQUITY INCENTIVE PLAN

Proposal

The Board believes that stock-based incentive awards play an important role in our success by encouraging and enabling our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire or increase an equity interest in our company.

On October [•], 2026, the Board adopted, subject to stockholder approval, the Circle8 Group Inc.’s 2026 Omnibus Equity Incentive Plan (the “Incentive Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. A copy of the Plan is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference.

The Board believes that providing such persons with a direct stake in our company will have the effect of strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, assisting the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, optimizing the profitability and growth of the Company and its subsidiaries through incentives which are consistent with the Company’s goals, proving the grantees with an incentive for excellence in individual performance, promoting teamwork among employees, consultants and non-employee directors, attracting and retaining highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s shareholders.

Summary of the material features of the Incentive Plan

The following description of certain features of the Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan, which is attached hereto as Exhibit A.

Purpose

The purpose of the Incentive Plan is to enhance our ability to attract, retain and motivate persons who make (or are expected to make) important contributions to our Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.

Eligibility

Service Providers: All Employees, consultants, independent contractors and non-employees directors are eligible to be granted Awards under the Incentive Plan, subject to the limitations described therein.

Administration

The Incentive Plan is administered by the Compensation Committee of our board of directors, our board of directors or such other similar committee pursuant to the terms of the Incentive Plan. The plan administrator, which initially is the Compensation Committee of our board of directors, has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Incentive Plan. The plan administrator may delegate to one or more of our officers, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Share Reserve

A number of shares of our common stock equal to 10,000,000 is initially reserved for issuance under the Incentive Plan. The number of shares of common stock reserved for issuance under the Incentive Plan shall be adjusted upward to reflect fifteen (15%) percent of the number of shares issued and outstanding as of December 31st of each year.

Shares underlying any awards under the Incentive Plan that are forfeited, cancelled, held back to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the Incentive Plan. The payment of dividend equivalents in cash shall not count against the share reserve.

Annual Limitation on Awards to Non-Employee Directors

The Incentive Plan contains a limitation whereby the grant date value of all awards under the Incentive Plan and all other cash compensation paid by us to any non-employee director may not exceed $1,000,000 in any calendar year, although our board of directors may, in its discretion, make exceptions to the limit in extraordinary circumstances.

Types of Awards

The Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, and other stock or cash-based awards, or collectively, awards. Unless otherwise set forth in an individual award agreement, each award shall vest over a four-year period, with one-quarter of the award vesting on the first annual anniversary of the date of grant, with the remainder of the award vesting monthly thereafter.

Stock Options

The Incentive Plan permits the granting of both options to purchase shares of our common stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to our employees and employees of our subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the Incentive Plan.

The exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of the common stock on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant (or five years for an incentive stock option granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of options, the exercise price must be paid in full either in cash, check, or, with the approval of the plan administrator, by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights

The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in our stock price over the exercise price. The exercise price generally may not be less than 100% of the fair market value of common stock on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock

The plan administrator may award restricted shares of common stock subject to such conditions and restrictions as it may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with our Company or our subsidiaries through a specified vesting period.

Unless otherwise provided in the applicable award agreement, the participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units and Dividend Equivalents

The plan administrator may award restricted stock units which represent the right to receive common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with our Company or our subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of common stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

A participant holding restricted stock units will have no voting rights as a stockholder. Prior to settlement or forfeiture, restricted stock units awarded under the Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of common stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents will be subject to the same conditions and restrictions as the restricted stock units to which they attach.

Other Stock or Cash Based Awards

Other stock or cash-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Incentive Plan and/or cash awards made outside of the Incentive Plan. The plan administrator will have authority to determine the persons to whom and the time or times at which such awards will be made, the amount of such awards, and all other conditions, including any dividend and/or voting rights.

Changes in Capital Structure

The Incentive Plan requires the plan administrator to make appropriate adjustments to the number of shares of common stock that are subject to the Incentive Plan, to certain limits in the Incentive Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Change in Control

Except as set forth in an award agreement issued under the Incentive Plan, in the event of a change in control (as defined in the Incentive Plan), each outstanding stock award (vested or unvested) will be treated as the plan administrator determines, which may include (i) our continuation of such outstanding stock awards (if we are the surviving corporation); (ii) the assumption of such outstanding stock awards by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of new stock options or other equity awards for such stock awards; (iv) the cancellation of such stock awards in exchange for a payment to the participants equal to the excess of (A) the fair market value of the shares subject to such stock awards as of the closing date of such corporate transaction over (B) the exercise price or purchase price paid or to be paid (if any) for the shares subject to the stock awards (which payment may be subject to the same conditions that apply to the consideration that will be paid to holders of shares in connection with the transaction, subject to applicable law); (v) provide that such award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Incentive Plan or the provisions of such award; or (vi) provide that the award will terminate and cannot vest, be exercised or become payable after the applicable event.

The Incentive Plan provides that a stock award may be subject to additional acceleration of vesting and exercisability upon a change in control as may be provided in the award agreement for such stock award, but in the absence of such provision, no such acceleration will occur.

Tax Withholding

Participants in the Incentive Plan are responsible for the payment of any federal, state or local taxes that we or our subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of our company or our subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of common stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of our company or our subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to us or our subsidiaries in an amount that would satisfy the withholding amount due.

Transferability of Awards

The Incentive Plan generally does not allow for the transfer or assignment of awards, other than by will or by the laws of descent and distribution; however, the plan administrator has the discretion to permit awards (other than incentive stock options) to be transferred by a participant.

Term

The Incentive Plan, unless terminated earlier, will continue in effect for a term of ten (10) years from the date of approval of stockholders, after which time no awards may be granted under the Incentive Plan.

Amendment and Termination

Our board of directors and the plan administrator may each amend, suspend, or terminate the Incentive Plan and the plan administrator may amend or cancel outstanding awards, but no such action may materially and adversely affect rights under an award without the holder’s consent. Certain amendments to the Incentive Plan will require the approval of our stockholders. Generally, without stockholder approval, (i) no amendment or modification of the Incentive Plan may reduce the exercise price of any stock option or stock appreciation right, (ii) the plan administrator may not cancel any outstanding stock option or stock appreciation right where the fair market value of the common stock underlying such stock option or stock appreciation right is less than its exercise price and replace it with a new option or stock appreciation right, another award or cash and (iii) the plan administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote of this Proposal 3 at the Annual Meeting, present in person or by proxy is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE COMPANY’S 2026 OMNIBUS EQUITY INCENTIVE PLAN.

PROPOSAL 4

THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

RBSM is the Company’s independent registered public accounting firm.

The Audit Committee of the Board has recommended that the Board selects, and the Board has selected RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee intends to reconsider the selection of RBSM as our independent registered public accounting firm.

RBSM has audited our financial statements for the fiscal year ended December 31, 2025. The following is a summary of fees paid or to be paid to RBSM for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by RBSM in connection with regulatory filings. The aggregate fees billed by RBSM for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2025 totaled $412,082. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We paid RBSM $50,000, in audit-related fees during the year ended December 31, 2025.

Tax Fees.    We did not pay RBSM for tax planning and tax advice for the years ended December 31, 2025.

All Other Fees.    We did not pay RBSM for other services for the years ended December 31, 2025. Our audit committee has determined that the services provided by RBSM are compatible with maintaining the independence of RBSM as our independent registered public accounting firm.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to vote for this Proposal 4 at the Annual Meeting, present in person or by proxy, is required for approval of this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

OTHER MATTERS

We are not aware of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with the Board or any individual director may write to the Board or the individual director to the Board, Circle8 Group Inc., 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, NJ, 07632; (201) 310-1833. Any such communication must state the number of Shares beneficially owned by the shareholder making the communication. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

HOUSEHOLDING OF PROXIES

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. However, if shareholders prefer to receive multiple sets of the Company’s Proxy Statement at the same address, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s Proxy Statement, the shareholders should contact the Company at the following address: Circle8 Group Inc., 270 Sylvan Avenue, Suite 2230, Englewood Cliffs, NJ, 07632; (201) 310-1833.

SHAREHOLDER PROPOSALS FOR 2027 ANNUAL GENERAL MEETING

Shareholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual general meeting or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2027 annual general meeting. To be eligible for inclusion in the Company’s 2027 proxy statement, any such shareholder proposals must be submitted in writing and received at the principal executive offices of the Company no later than August 12, 2027, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s 2027 proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and current reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may read and copy any document the Company files at the website of the SEC referred to above. The Company’s file number with the SEC is 001-40760.

You will not be charged for any of the documents you request. If your shares are held in a brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by December 9, 2026, five business days prior to the General Meeting, in order to receive them before the General Meeting.

By order of the Board of Directors,
November •, 2026	/s/ Guus Franke
Guus Franke
Executive Chairman of the Board and Chief Executive Officer

EXHIBIT A

CIRCLE8 GROUP

2026 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of the 2026 Omnibus Equity Incentive Plan of Circle8 Group Inc. (the “Company”) is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Capitalized terms used in the Plan are defined in Article XI.

ARTICLE II
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.

ARTICLE III
ADMINISTRATION AND DELEGATION

3.1         Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator may delegate its authority to one or more officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.

3.2         Appointment of Committees. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.

ARTICLE IV
STOCK AVAILABLE FOR AWARDS

4.1         Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, ten million (10,000,000) shares of Common Stock shall initially be available for the grant of Awards under the Plan (the “Overall Share Limit”). The number of shares of common stock reserved for issuance under the Incentive Plan shall be adjusted upward to reflect fifteen (15%) of the number of shares issued and outstanding as of December 31st of each year. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

4.2         Share Recycling. If all or any part of an Award expires, lapses or is terminated, surrendered, repurchased, canceled without having been fully exercised or forfeited, or exchanged for or settled in cash, in any case, in a manner that results in the Company not issuing any Shares covered by the Award or acquiring Shares at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares, the unused or reacquired Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.

4.3         Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than five million (5,000,000) Shares may be issued pursuant to the exercise of Incentive Stock Options.

4.4         Substitute Awards. In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options, stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate in accordance with Applicable Laws. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant under such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for new Awards under the Plan and shall not reduce or affect the Overall Share Limit; provided that such new Awards shall not be made after the date grants could have been made under the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

4.5         Non-Employee Director Compensation. The Board may make Awards to non-employee Directors from time to time, subject to the limitations in the Plan. The Board will determine the terms, conditions and amounts of all such non-employee Director Awards in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time. Notwithstanding the foregoing, the sum of any cash compensation, other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director may not exceed $1,000,000 in any calendar year. The Board may, in its discretion, make exceptions to this limit in extraordinary circumstances; provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.

ARTICLE V
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

5.1         General.

(a)         The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. All Options shall be separately designated as Incentive Stock Options or Non-Qualified Stock Options at the time of grant. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right.

(b)         A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose. A Stock Appreciation Right may be payable in cash, Shares valued at Fair Market Value or a combination of the two, as the Administrator may determine or provide in the Award Agreement.

5.2         Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value of one Share on the grant date of the Option or Stock Appreciation Right.

5.3         Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, unless otherwise determined by the Administrator in accordance with Applicable Laws, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock Appreciation Right issued to the Participant shall terminate immediately upon such violation and cease to be exercisable, unless the Administrator otherwise determines.

5.4         Vesting of Options and Stock Appreciation Rights. Each Option or Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option or Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on a performance goal, which may be based on the Performance Criteria, or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options and Stock Appreciation Rights may vary.

5.5         Exercise.

(a)         Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.6 of the exercise price for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.8 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.

(b)         If an Option is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any Shares until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Change in Control in which such Option is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company or a Subsidiary, or, if no such definition, in accordance with the then current employment policies and guidelines of the Company or employing Subsidiary), the vested portion of any Option may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from the Participant’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting, or issuance of any Shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5.5(b) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

5.6         Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by:

(a)         cash, wire transfer of immediately available funds or by check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;

(b)         if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (i) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;

(c)         to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(d)         to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date; or

(e)         to the extent permitted by the Administrator, any combination of the above payment forms.

5.7         Termination of Service.

(a)         General. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service (other than upon the Participant’s death or Disability), a Participant may exercise an Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of such Termination of Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the Participant’s Termination of Service or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after Termination of Service, the Participant does not exercise the Option or Stock Appreciation Right within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable. Notwithstanding the foregoing, if the Termination of Service is by the Company or any Subsidiary for Cause, all outstanding Options and Stock Appreciation Rights (whether or not vested) shall immediately terminate and cease to be exercisable.

(b)         Extension of Termination Date. The Administrator may provide in a Participant’s Award Agreement that if the exercise of the Option or Stock Appreciation Right following the Participant’s Termination of Service would be prohibited because the issuance of Shares would violate the registration requirements under the Securities Act or any other federal or state securities law or the rules of any securities exchange or interdealer quotation system, then the Option or Stock Appreciation Right shall terminate on the earlier of (i) the expiration of the term of the Option or Stock Appreciation Right or (ii) the date three (3) months following the end of the period during which the exercise of the Option or Stock Appreciation Right would be in violation of such registration or other securities law requirements.

(c)         Disability of Participant. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service as a result of the Participant’s Disability, a Participant may exercise an Option or Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of such Termination of Service) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the Participant’s Termination of Service or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after Termination of Service, the Participant does not exercise the Option or Stock Appreciation Right within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable.

(d)         Death of Participant. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, or as otherwise determined by the Administrator, following a Participant’s Termination of Service as a result of the Participant’s death, the Option or Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Option or Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Option or Stock Appreciation Right upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date twelve (12) months following the date of death or (ii) the expiration of the term of the Option or Stock Appreciation Right as set forth in the Award Agreement. If, after the Participant’s death, the Option or Stock Appreciation Right is not exercised within the time specified in the Award Agreement, the Option or Stock Appreciation Right shall terminate and cease to be exercisable.

5.8         Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive

Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value of one Share on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers of Shares acquired under the Option made within (a) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, with such notice specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company, nor any Subsidiary, nor the Administrator, nor any of their Affiliates will be liable to a Participant, or any other party, if an Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason will be a Non-Qualified Stock Option.

ARTICLE VI
RESTRICTED STOCK; RESTRICTED STOCK UNITS

6.1         General.

(a)         The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase from the Participant all or part of such Shares at their issue price or other stated or formula price (or to require forfeiture of such Shares) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period(s) that the Administrator establishes for such Award.

(b)         The Administrator may grant Restricted Stock Units to any Service Provider, which Awards may be subject to vesting and forfeiture conditions, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.

6.2       Restricted Stock.

(a)         Stockholder Rights. Subject to any restrictions set forth in the Award Agreement, Participants holding Restricted Stock generally shall have the rights and privileges of a stockholder with respect to such Shares, including the right to vote such Shares, and the right to dividends as provided in Section 6.2(b).

(b)         Dividends. Participants holding Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(c)         Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Restricted Stock, together with a stock power endorsed in blank.

(d)         Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the grant date, rather than as of the date(s) upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service (along with proof of the timely filing thereof).

6.3         Restricted Stock Units.

(a)         Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.

(b)         Stockholder Rights. A Participant will not have any rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.

(c)         Dividend Equivalents. Prior to settlement or forfeiture, Restricted Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to Dividend Equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units. Settlement of Dividend Equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any Dividend Equivalents shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

ARTICLE VII
OTHER STOCK OR CASH BASED AWARDS

7.1         The Administrator may grant Other Stock or Cash Based Awards to any Service Provider, including Awards to receive Shares in the future or Awards to receive annual or other periodic or long-term cash bonus awards. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions.

7.2         Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines.

ARTICLE VIII
ADJUSTMENTS FOR CHANGES IN COMMON STOCK
AND CERTAIN OTHER EVENTS

8.1         Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award, the Award’s exercise price (if applicable), granting additional Awards to Participants, and making cash payments to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary, final, and binding on all persons, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

8.2         Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property); reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, or dissolution; sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or sale or exchange of Shares or other securities of the Company; Change in Control; issuance of warrants or other rights to purchase Shares or other securities of the Company; other similar corporate transaction or event; other unusual or nonrecurring transaction or event affecting the Company or its financial statements; or any change in any Applicable Laws or accounting principles, the Administrator, is authorized to take action as it deems appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Administrator to be made available under the Plan or with respect to any Award, (y) facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles. The Administrator may take such action either in the Award Agreement or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Laws or accounting principles may be made within a reasonable period of time after such change). The Administrator’s action(s) may include, but shall not be limited to, any one or more of the following actions:

(a)         To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b)         To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c)         To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and types of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d)         To make adjustments in the number and type of shares (or other securities or property) subject to such Award and/or with respect to which new Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and type of shares which may be issued) and/or in the terms and conditions of (including the exercise or purchase price or applicable performance goals), and the criteria included in, outstanding Awards;

(e)         To replace such Award with other rights or property selected by the Administrator; and/or

(f)          To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

8.3         Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty (60) days before or after such transaction.

8.4         General.

(a)         Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares; dividend payment; increase or decrease in the number of shares of any class; or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 above or the Administrator’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s exercise or purchase price.

(b)         The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation, dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares.

(c)         The Administrator may treat Participants and Awards (or portions thereof) differently from other Participants or other Awards under this Article VIII, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

ARTICLE IX
GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1         Transferability. Except as the Administrator may determine or provide in an Award Agreement, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent for Awards other than Incentive Stock Options, pursuant to a domestic relations order, and, during the life of the Participant, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.

9.2         Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.

9.3         Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

9.4         Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a four (4) year period, with one-quarter (1/4) of the Award vesting on the first annual anniversary of the date of grant, with the remainder of the Award vesting monthly thereafter.

9.5         Leaves of Absence.

(a)         Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence and will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator, or (ii) transfers between locations of the Company or between the Company, its parent, or any Subsidiary.

(b)For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Non-qualified Stock Option.

9.6         Other Change in Status. Subject to compliance with Applicable Laws, including Section 409A of the Code, in the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (a) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (b) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

9.7         Effect of Termination of Service; Change in Status. The Administrator will determine, in its sole discretion, the effect of all matters and questions relating to any Termination of Service, including, without limitation, (a) whether a Termination of Service has occurred, (b) whether a Termination of Service resulted from a discharge for Cause, (c) whether a particular leave of absence constitutes a Termination of Service, (d) whether a change in a Participant’s Service Provider status affects an Award, and (e) the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under an Award, if applicable.

9.8         Withholding.

(a)         Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by Applicable Laws to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant.

(b)         Subject to Section 10.8 and any Company insider trading policy (including blackout periods), a Participant may satisfy such tax obligations (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value (provided such delivery does not create adverse accounting consequences to the Company, as determined by the Administrator), (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Administrator of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Administrator, any combination of the foregoing payment forms. If any tax withholding obligation will be satisfied under clause (ii) of the immediately preceding sentence by the Administrator’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Administrator may elect to instruct any broker determined acceptable to the Administrator for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee. Each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Administrator and instruction and authorization to such broker to complete the transactions described in the preceding sentence.

9.9         Amendment of Award; Repricing.

(a)         The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6.

(b)         The Administrator may, subject to approval by the stockholders of the Company if required by Applicable Laws, (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) take such other action that is considered a “repricing” for purposes of Applicable Laws.

9.10       Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Administrator’s satisfaction, (b) as determined by the Administrator, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares.

9.11       Acceleration. The Administrator may at any time provide that an Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

ARTICLE X
MISCELLANEOUS

10.1       No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.

10.2       No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.

10.3       Effective Date and Term of Plan. The Plan will become effective on the Effective Date and, unless earlier terminated by the Board, will remain in effect until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no Shares approved for issuance under the Plan remain available to be granted under new Awards or (b) the tenth (10th) anniversary of the earlier of the date the Plan is approved by the Board or the date the Plan is approved by the Company’s stockholders. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective and no Awards will be granted under the Plan.

10.4       Amendment of Plan. The Board and the Administrator may each amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination or expiration of the Plan’s term. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

10.5       Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employment, employee benefits or other matters.

10.6       Section 409A.

(a)         General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b)         Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service of a Participant. For purposes of this Plan or any Award Agreement relating to an Award that constitutes “nonqualified deferred compensation” under Section 409A, references to a “termination,” “termination of employment,” Termination of Service or like terms means a “separation from service” (within the meaning of Section 409A).

(c)         Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to such Participant’s “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such delay period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made. Furthermore, notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of “nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.

10.7       Limitations on Liability. Notwithstanding any other provision of the Plan or any Award Agreement, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan or any Award because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan or any Award unless arising from such person’s own fraud or bad faith.

10.8       Lock-Up Period. The Company may, at the request of any underwriter representative, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

10.9       Data Privacy.

(a)         As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any shares or securities held by the Participant in the Company or its Subsidiaries and Affiliates; and any Award details, to implement, manage and administer the Plan and Awards (the “Data”).

(b)         The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the jurisdiction where the Participant is located or elsewhere, and the jurisdiction where the Participant is located may have different data privacy laws and protections than the jurisdiction where the recipient is located. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares.

(c)         The Company may cancel a Participant’s ability to participate in the Plan and, in the Administrator’s discretion, forfeit any outstanding Awards if the Participant withdraws the consents in this Section 10.9. For more information on the consequences of withdrawing consent, Participants may contact their local human resources representative.

10.10     Severability. If any portion of the Plan, or any action taken under it, is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

10.11     Governing Documents. If any conflict occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.

10.12     Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.

10.13     Forfeiture Events; Claw-back Provisions.

(a)         The Administrator may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a Participant’s Termination of Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries and Affiliates.

(b)         All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives related to an Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back, recovery, or recoupment policy as in effect from time to time, including any policy adopted to comply with Applicable Laws (including the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act of 2002, and any rules or regulations promulgated thereunder). In addition, the Administrator may include such other claw-back, recovery, or recoupment provisions in an Award Agreement as it determines is necessary or appropriate.

10.14     Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

10.15     Conformity to Securities Laws. As a condition for receiving any Award, each Participant acknowledges that the Plan and each Award is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.

10.16     Relationship to Other Benefits. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. No payment under the Plan will be considered part of a Participant’s salary or compensation or taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, severance, resignation, redundancy or other end of service payments, or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

10.17     Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or any Award, including amounts to be paid under Section 9.8(b)(iii): (a) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any sale; (d) to the extent the Company or its designee receives sale proceeds that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for a sale at any particular price; and (f) in the event the proceeds of a sale are insufficient to satisfy the Participant’s obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

10.18     Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Administrator shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

10.19     Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited or otherwise eliminated.

10.20     Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 so that Participants will be entitled to the benefit of Rule 16b-3 (or any other rule promulgated under Section 16 of the Exchange Act) and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 10.20, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

ARTICLE XI
DEFINITIONS

As used in the Plan, the following words and phrases will have the following meanings:

11.1       “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

11.2       “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

11.3       “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws and rules of any country or other jurisdiction where Awards are granted.

11.4       “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents or Other Stock or Cash Based Awards.

11.5       “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the Plan.

11.6       “Board” means the Board of Directors of the Company.

11.7       “Cause” means (a) if a Participant is a party to a written offer letter, employment, severance, consulting, or similar agreement with the Company or any of its Subsidiaries or an Award Agreement in which the term “cause” is defined (a “Relevant Agreement”), “cause” as defined in the Relevant Agreement, and (b) if no Relevant Agreement exists, (i) the Participant’s dishonest statements or acts with respect to the Company or any of its Subsidiaries or Affiliates, or any of their current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of, or plea of guilty or nolo contendere to (A) a felony (or crime of similar magnitude under Applicable Laws outside the United States) or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company, which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any of its Subsidiaries or Affiliates; (v) the Participant’s violation of any provision of any agreement(s) between the Participant and the Company or any of its Subsidiaries or Affiliates relating to non-competition, non-solicitation, nondisclosure, confidentiality, assignment of inventions or other similar restrictive covenant; (vi) the Participant’s material violation of any written policies or codes of conduct of the Company or any of its Subsidiaries or Affiliates, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct; or (vii) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Subsidiaries or Affiliates negative publicity or into public disgrace, embarrassment, or disrepute.

11.8       “Change in Control” means and includes each of the following:

(a)         A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)         During any twelve (12) month period, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election to the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the twelve (12) month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)         The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (i) a merger, consolidation, reorganization, or business combination; (ii) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (iii) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A)        which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, where “Successor Entity” means the Company or the person that owns or controls all or substantially all of the Company’s assets as a result of the transaction or otherwise succeeds to the business of the Company, and

(B)         after which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that constitutes “nonqualified deferred compensation” under Section 409A, to the extent necessary to avoid taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5), shall be consistent with such regulation.

11.9       “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

11.10     “Committee” means one or more committees or subcommittees of the Board or otherwise consisting of one or more Directors (or executive officers, to the extent Applicable Laws permit). To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award that is otherwise validly granted under the Plan.

11.11     “Common Stock” means the common stock, $0.00001 par value per share, of the Company, or such other securities of the Company as may be designated by the Administrator from time to time in substitution thereof.

11.12     “Company” means Circle8 Group Inc., a Delaware corporation, or any successor.

11.13     “Consultant” means any person, including any adviser, engaged by the Company or its parent or Subsidiary to render services to such entity if the consultant or adviser: (a) renders bona fide services to the Company (or its parent or Subsidiary); (b) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) is a natural person.

11.14     “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

11.15     “Director” means a Board member.

11.16     “Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 5.7(c) hereof, the term “Disability” shall have the meaning ascribed to it within the meaning of Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option, the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any of its Subsidiaries or Affiliates in which the Participant participates.

11.17     “Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of cash dividends paid on Shares.

11.18     “Effective Date” means the date as of which this Plan is adopted by the Board, subject to the approval of the Plan by the Company’s stockholders in accordance with Section 422 of the Code and the regulations promulgated thereunder. If such approval is not obtained, this Plan and any Awards granted under the Plan shall be null and void and of no force and effect.

11.19     “Employee” means any employee of the Company or any of its Subsidiaries.

11.20     “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares or the share price of Common Stock and causes a change in the per share value of the Common Stock underlying outstanding Awards.

11.21     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.22     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (a) if the Common Stock is readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not readily tradable on an established securities market but is quoted on a national market or other quotation system, its Fair Market Value will be the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) if the Common Stock is not readily tradable on an established securities market, its Fair Market Value will be determined in good faith by the Administrator; provided, in any case the Administrator may determine the Fair Market Value in its discretion to the extent such determination does not constitute a “material revision” to the Plan under applicable stock exchange or stock market rules and regulations (or otherwise require stockholder approval).

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Section 409A to the extent necessary for an Award to comply with, or be exempt from, Section 409A. The Administrator’s determination of Fair Market Value shall be conclusive and binding on all persons.

11.23     “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.

11.24     “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

11.25     “Non-Qualified Stock Option” means an Option not intended or not qualifying as an Incentive Stock Option.

11.26     “Option” means an option to purchase Shares.

11.27     “Other Stock or Cash Based Awards” means Awards of cash, Shares, or other property that are valued wholly or partially by referring to, or are otherwise based on, Shares.

11.28     “Overall Share Limit” has the meaning set forth in Section 4.1.

11.29     “Participant” means a Service Provider who has been granted an Award.

11.30     “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period, which may include the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales; revenue; sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit); profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow, free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses; working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals; customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships and transactions; financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition activity; investment sourcing activity; marketing initiatives; and other measures of performance selected by the Board or Administrator whether or not listed herein, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Administrator may provide for exclusion of the impact of an event or occurrence which the Administrator determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (b) asset write-downs, (c) litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the refinancing or repurchase of bank loans or debt securities, (j) unbudgeted capital expenditures, (k) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (l) conversion of some or all of convertible securities to Common Stock, (m) any business interruption event, (n) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (o) the effect of changes in other laws or regulatory rules affecting reported results.

11.31     “Plan” means this Circle8 Group Inc. 2026 Omnibus Equity Incentive Plan, as may be amended from time to time.

11.32     “Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.

11.33     “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one or more Shares or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

11.34     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

11.35     “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.

11.36     “Securities Act” means the Securities Act of 1933, as amended.

11.37     “Service Provider” means an Employee, Consultant, Independent Contractor or Director.

11.38     “Shares” means shares of Common Stock.

11.39     “Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.40     “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

11.41     “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

11.42     “Termination of Service” means the date the Participant ceases to be a Service Provider.

***

EXHIBIT B

FORM OF
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CIRCLE8 GROUP INC.

The undersigned, being the Chief Executive Officer of Circle8 Group Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby amend and certify as follows:

1. That the name of the Corporation is Circle8 Group Inc., and that the Corporation was originally incorporated on June 9, 2014, under the name SeqLL Inc.

2. That this Certificate of Amendment has been duly adopted by the Board of Directors and stockholders in accordance with the provisions of section 242 of the Delaware General Corporation Law on [*], 2026.

Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation will be amended to add a new Paragraph C. as follows:

“C. Reverse Stock Split. Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware, each [*] (*) shares of the Corporation’s common stock, par value of $0.00001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.00001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. Holders who in otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled, multiplied by the closing price of New Common Stock on the Nasdaq Stock Market on the date of effectiveness of such reverse stock split.”

3. That this Certificate of Amendment shall be effective as of [*] p.m. EDT on [*], 2026.

4. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as previously amended, remains in full force and effect.

[SIGNATURE PAGE FOLLOWS]

B-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this [*] day of [*], 2026.

/s/ Guus Franke
Guus Franke,
Executive Chiarman and Chief Executive Officer

B-2

CIRCLE8 GROUP INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS — DECEMBER 10, 2026 AT
10:00 AM LOCAL TIME

The undersigned hereby appoints Jeffrey Jagid and Michael Tenore, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Circle8 Group Inc., to be held on December 10, 2026 at 10:00 a.m., via a live webcast available at https://meeting.vstocktransfer.com/Circle8Dec26 and at any adjournments or postponements thereof, as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by internet, please DO NOT mail your proxy card.

PROXY VOTING INSTRUCTIONS

VOTE BY PHONE–

Use any touch-tone telephone to transmit your voting instructions up through December 9, 2026 to [•]. Have your proxy card in hand.

VOTE BY MAIL

Mark, sign and date your proxy card and return it (for receipt by December 9, 2026) in the postage-paid envelope we have provided or return it to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598.

VOTE BY INTERNET — meeting.Vstocktransfer.com/Circle8Dec26.

Use the Internet to transmit your voting instructions and for electronic delivery of information up through December 9, 2026. Have your proxy card in hand when you access the web site.

Your telephone vote or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

ANNUAL MEETING OF THE STOCKHOLDERS OF CIRCLE8 GROUP INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☐
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐	☐
	Guus Franke		☐	☐	☐
	Robert B. Machinist		☐	☐	☐
	Jeffrey Jagid		☐	☐	☐	Control ID:
	Jeff Kurtz		☐	☐	☐	REQUEST ID:
	David Solimine		☐	☐	☐
	David Pfeffer		☐	☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	The Reverse Stock Split		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	Approval of the Company’s 2026 Omnibus Equity Incentive Plan		☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of the Company’s independent registered public accounting		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2025 Annual Report on Form 10-K the proxy will be voted (1) “for” the election of each of the nominees for director; (2) “for” the Reverse Stock Split Proposal; (3) “for” the approval of the Company’s 2026 Omnibus Equity Incentive Plan; and (4) “for” the ratification of the appointment of the Company’s independent registered public accounting.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
___________________________
___________________________
___________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026
_______________________________________________
(Print Name of Stockholder and/or Joint Tenant)
_______________________________________________
(Signature of Stockholder)
_______________________________________________
(Second Signature if held jointly)